UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
ROBCOR PROPERTIES, INC.
(Name of Registrant As Specified In Its Charter)
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ROBCOR PROPERTIES, INC.
C/O REDPOINT BIO CORPORATION
7 GRAPHICS DRIVE
EWING, NEW JERSEY  08628

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To All Stockholders of Robcor Properties, Inc.:

The purpose of this letter is to inform you that Robcor Properties, Inc., a Florida corporation (“Robcor”), intends to reincorporate in the State of Delaware by a merger of Robcor with and into its wholly-owned subsidiary, Redpoint Bio Corporation, a Delaware corporation (“Redpoint”), which will result in:

•                changing our state of incorporation from Florida to Delaware by merging Robcor into Redpoint, pursuant to the Agreement and Plan of Merger, dated May 3, 2007, between us and Redpoint, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•                the change of Robcor’s duly registered name from “Robcor Properties, Inc.” to “Redpoint Bio Corporation”;

•                Redpoint’s Second Amended and Restated Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be decreased from 1,000,000,000 shares of common stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 150,000,000 shares of common stock, $0.0001 par value per share, and the authorized number of shares of preferred stock will be decreased from 20,000,000 shares of preferred stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 10,000,000 shares of preferred stock, $0.0001 par value per share;

•                Redpoint’s Amended and Restated By-laws becoming the by-laws of the surviving corporation; and

•                a 4,132,705-share increase to the maximum number of shares of common stock reserved for issuance under Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan (the “2007 Plan”), from 13,511,562 to 17,644,267 shares.

The holders of a majority (approximately 61.1%) of the 78,668,675 shares of common stock of Robcor outstanding as of the April 9, 2007 record date have executed a written consent in favor of the actions described above and which are described in the accompanying Information Statement in greater detail.  This consent satisfies the stockholder approval requirement for the proposed actions and allows Robcor to take the proposed actions on or about May 3, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  Because the written consent of the holders of a majority of Robcor’s voting rights satisfies any applicable stockholder voting requirement under the Florida Business Corporation Act, hereinafter referred to as the FBCA, and Robcor’s articles of incorporation and bylaws, we are not asking for a proxy and you are not requested to send us one.

The accompanying Information Statement is for informational purposes only and explains Robcor’s corporate name change, the terms of its reincorporation merger and the amendment to the 2007 Plan.  Please read the accompanying Information Statement carefully.

May 23, 2007

By Order of the Board of Directors

By:	/s/ Scott M. Horvitz
Name: Scott M. Horvitz
Title: Secretary

ROBCOR PROPERTIES, INC.
C/O REDPOINT BIO CORPORATION
7 GRAPHICS DRIVE
EWING, NEW JERSEY  08628

INFORMATION STATEMENT

May 23, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about May 23, 2007 to the stockholders of record of Robcor Properties, Inc., a Florida corporation (“Robcor”), at the close of business on April 9, 2007 (the “Record Date”).  This Information Statement is being sent to you for informational purposes only.  No action is requested or required on your part.

This Information Statement is being furnished to inform you of the adoption of a written consent by the holders of a majority (approximately 61.1%) of the 78,668,675 shares of common stock of Robcor outstanding as of the Record Date  to reincorporate Robcor in the State of Delaware by a merger of Robcor with and into its wholly-owned subsidiary, Redpoint Bio Corporation, a Delaware corporation (“Redpoint”), which will result in:

•                  changing our state of incorporation from Florida to Delaware by merging Robcor into Redpoint (the “Reincorporation Merger”), pursuant to the Agreement and Plan of Merger, dated May 3, 2007 (the “Reincorporation Merger Agreement”), attached hereto as Exhibit A, between us and Redpoint, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•                  the change of Robcor’s duly registered name from “Robcor Properties, Inc.” to “Redpoint Bio Corporation” (the “Name Change”);

•                  Redpoint’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be decreased from 1,000,000,000 shares of common stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 150,000,000 shares of common stock, $0.0001 par value per share, and the authorized number of shares of preferred stock will be decreased from 20,000,000 shares of preferred stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 10,000,000 shares of preferred stock, $0.0001 par value per share;

•                  Redpoint’s Amended and Restated By-laws (“By-laws”) becoming the by-laws of the surviving corporation; and

•                  a 4,132,705-share increase to the maximum number of shares of common stock reserved for issuance under the Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan (the “2007 Plan”), from 13,511,562 to 17,644,267 shares.

The affirmative written consent of the holders of a majority of Robcor’s voting rights is required to approve each of the actions described above in the absence of a stockholders’ meeting.  The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of a majority (approximately 61.1%) of the 78,668,675 shares of common stock of Robcor outstanding as of the date of this Information Statement, allowing Robcor to take the proposed actions on or about May 3, 2007.

This Information Statement is first being mailed on or about May 23, 2007.  This Information Statement constitutes notice to Robcor’s stockholders of action taken by stockholders without a meeting as required by Section 607.0704 of the Florida Business Corporation Act, hereinafter referred to as the FBCA.

The expenses of mailing this Information Statement will be borne by Robcor, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it.  Robcor contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of common stock of Robcor, no par value per share (“Robcor Common Stock”) held of record by these persons and Robcor will reimburse them for their reasonable expenses incurred in this process.

One Information Statement is being delivered to each stockholder of Robcor.  If current stockholders with a shared address received multiple copies of this Information Statement and would prefer Robcor to mail one copy of future mailings to stockholders at the shared address, notification of such request may be made by mail or telephone to Robcor’s principal executive offices.

REVERSE MERGER TRANSACTION

On March 12, 2007, Robcor entered into the Agreement and Plan of Merger, dated as of March 12, 2007, by and among Redpoint, on the one hand, and Robcor, Robcor Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Robcor (“Merger Sub”), Robcor, LLC, a Kentucky limited liability company and wholly-owned subsidiary of Robcor (“Robcor, LLC”) and Halter Financial Investments, L.P., a Texas limited partnership, and Michael Heitz, as stockholders of Robcor, on the other hand (the “Reverse Merger Agreement”).  The transactions contemplated by the Reverse Merger Agreement (the “Closing”) were consummated on March 12, 2007 (the “Closing Date”).

Pursuant to the Reverse Merger Agreement, on the Closing Date, Merger Sub merged with and into Redpoint (the “Reverse Merger”), with Redpoint being the surviving corporation and becoming a wholly-owned subsidiary of Robcor, and the outstanding shares of capital stock, convertible notes and certain warrants to purchase capital stock of Redpoint were converted into an aggregate of 35,073,259 shares of Robcor Common Stock in accordance with the Delaware General Corporation Law (the “DGCL”) on the terms and conditions as set forth in the Reverse Merger Agreement.

Additionally, on the Closing Date, Robcor cancelled and extinguished 1,150,000 shares of Robcor Common Stock held by our stockholder Michael Heitz in exchange for the transfer to Mr. Heitz, simultaneous with the Closing, of Robcor’s membership interest in Robcor, LLC held prior to the Closing Date.  This summary of the Reverse Merger is qualified in its entirety by reference to the actual agreement, a copy of which was filed as an exhibit to Robcor’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2007.

Contemporaneously with the Reverse Merger, Redpoint and Robcor completed the first closing of a private offering (the “Offering”) of an aggregate of 24,729,060 shares of Robcor Common Stock at a price of $0.81 per share, together with three-year warrants to buy 25% of the number of shares of Robcor Common Stock purchased at a cash exercise price of $1.35 per share (the “Investor Warrants”).  On April 6, 2007, Redpoint and Robcor completed the second and final closing of the Offering of an aggregate of 16,084,347 shares of Robcor Common Stock at a price of $0.81 per share, together with Investor Warrants.  Upon the completion of the final closing of the Offering, Robcor had a total of 78,668,675 shares of Robcor Common Stock issued and outstanding, and the former stockholders of Redpoint and the investors in the Offering hold in the aggregate approximately 98.2% of such outstanding shares of Robcor Common Stock.  The consummation of the transactions contemplated by the Reverse Merger Agreement resulted in a change of control of Robcor.

VOTING SECURITIES

As of the date hereof, 78,668,675 shares of Robcor Common Stock were issued and outstanding and the holders thereof are entitled to cast one vote per share, although no vote or other action by Robcor’s stockholders is required in connection with this Information Statement.

EFFECTIVE TIME

We intend to complete both the Reincorporation Merger and Name Change approximately 20 days after the date of this Information Statement.  The approval by our stockholders of the amendment to our 2007 Plan will be automatically effective following the expiration of 20 days after the date of this Information Statement.

NAME CHANGE

Our stockholders holding a majority of our outstanding voting stock have approved our changing our name from Robcor Properties, Inc. to Redpoint Bio Corporation.  Our current name does not reflect our business and operations and we believe that the Name Change is appropriate because of our business and operations.  The change in our name will become effective upon our filing, with the Secretary of State of the State of Delaware, of a certificate of merger to merge into Redpoint and our filing of articles of merger with the Secretary of State of the State of Florida.

EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references below in this Information Statement to “we,” “us” and the “Company” are to Robcor Properties, Inc., a Florida corporation, together with its wholly-owned subsidiary, Redpoint Bio Corporation., a Delaware corporation.  Specific discussions or comments relating only to Robcor Properties, Inc. prior to the Reincorporation Merger reference “Robcor”, those relating only to Redpoint Bio Corporation reference “Redpoint”.  Redpoint was originally incorporated under the name Linguagen Corp. in August 1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Robcor Common Stock as of April 30, 2007 by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to be the beneficial owner of more than five percent (5%) of Robcor Common Stock.

The information regarding beneficial ownership of Robcor Common Stock has been presented in accordance with the rules of the SEC.  Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of Robcor’s capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.  The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire within 60 days.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Unless otherwise specified, the address of each of the persons set forth below is in care of Redpoint Bio Corporation, 7 Graphics Drive, Ewing, New Jersey 08628.

Name and Address of Beneficial Holder	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock(2)

Directors and Executive Officers

F. Raymond Salemme, Ph.D.(3)	1,686,711	2.11%

Scott M. Horvitz(4)	472,581	*

Robert W. Bryant, Ph.D.(5)	202,854	*

Robert Chefitz(6)	4,207,467	5.33%

Leif Kjaergaard, Ph.D.(7)	5,823,786	7.39%

David Patchen(8)	8,273,823	10.49%

Philip L. Smith, Ph.D.(9)	7,985,786	10.08%

All directors and officers as a group (7 persons)	28,653,008	36.26%

5% Stockholders(10)

Cargill, Incorporated(11) 15407 McGinty Road West Wayzata, Minnesota 55391	8,273,823	10.49%

Danisco Venture A/S(12) Langebrogade 1, DK-1001 Copenhagen K, Denmark	5,823,786	7.39%

NJTC Venture Fund SBIC, L.P.(13) 1001 Briggs Road, Suite 280 Mt. Laurel, New Jersey 08054	4,207,467	5.33%

James Gunton(13) c/o NJTC Venture Fund SBIC, L.P. 1001 Briggs Road, Suite 280 Mt. Laurel, New Jersey 08054	4,207,467	5.33%

Robert Chefitz(13) c/o NJTC Venture Fund SBIC, L.P. Four Becker Farm Road Roseland, New Jersey 07068	4,207,467	5.33%

Joseph Falkenstein(13) c/o NJTC Venture Fund SBIC, L.P. 1001 Briggs Road, Suite 280 Mt. Laurel, New Jersey 08054	4,207,467	5.33%

RK Ventures Group, LLC(14) 888c 8th Avenue, #135 New York, New York 10019	4,096,695	5.20%

Matthew Rhodes-Kropf(15) c/o RK Ventures Group, LLC 888c 8th Avenue, #135 New York, New York 10019	4,096,695	5.20%

SF Capital Partners Ltd.(15) 3600 South Lake Drive St. Francis, Wisconsin 53235	4,173,000	5.25%

Michael A. Roth(15) c/o SF Capital Partners Ltd. 3600 South Lake Drive St. Francis, Wisconsin 53235	4,173,000	5.25%

Brian J. Stark(15) c/o SF Capital Partners Ltd. 3600 South Lake Drive St. Francis, Wisconsin 53235	4,173,000	5.25%

S.R. One, Limited(16) c/o GlaxoSmithKline One Franklin Plaza Philadelphia, Pennsylvania 19102	7,985,786	10.08%

*Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

(2)	Based on 78,668,675 shares of Robcor Common Stock issued and outstanding.

(3)	Includes 352,353 shares of Robcor Common Stock and 1,334,358 shares underlying options that are exercisable within 60 days of April 30, 2007.

(4)	Consists of 472,581 shares underlying options that are exercisable within 60 days of April 30, 2007.

(5)	Consists of 202,854 shares underlying options that are exercisable within 60 days of April 30, 2007.

(6)

Includes 3,997,118 shares of Robcor Common Stock and 210,349 shares of Robcor Common Stock underlying Investor Warrants owned by NJTC Venture Fund SBIC, L.P.  The reporting person is a General Partner of NJTC Venture Fund SBIC, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(7)

Includes 5,643,143 shares of Robcor Common Stock and 180,643 shares of Robcor Common Stock underlying Investor Warrants owned by Danisco Venture A/S.  The reporting person is the Chief Technology Officer and a member of the executive committee at Danisco A/S and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(8)

Includes 8,063,474 shares of Robcor Common Stock and 210,349 shares of Robcor Common Stock underlying Investor Warrants owned by Cargill, Incorporated. The reporting person is the Managing Director of the Emerging Business Accelerator of Cargill, Incorporated and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(9)

Includes 7,456,899 shares of Robcor Common Stock and 528,887 shares of Robcor Common Stock underlying Investor Warrants owned by S.R. One, Limited. The reporting person is a General Partner of S.R. One, Limited and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(10)	Total numbers of shares includes Robcor Common Stock held by entities affiliated with directors and executive officers.

(11)	Includes 8,063,474 shares of Robcor Common Stock and 210,349 shares of Robcor Common Stock underlying Investor Warrants owned by Cargill, Incorporated.

(12)	Includes 5,643,143 shares of Robcor Common Stock and 180,643 shares of Robcor Common Stock underlying Investor Warrants owned by Danisco Venture A/S.

(13)

Includes 3,997,118 shares of Robcor Common Stock and 210,349 shares of Robcor Common Stock underlying Investor Warrants owned by NJTC Venture Fund SBIC, L.P.  NJTC Venture Fund SBIC, L.P. (“NJTC”) is a New Jersey limited partnership of which James Gunton, Robert Chefitz and Joseph Falkenstein are general partners.  As a result, each of the foregoing persons may be deemed to be a beneficial holder of the shares of Robcor Common Stock and Warrants held of record by NJTC.  Beneficial and percentage ownership information is based on information contained in Schedule 13D filed with the SEC on March 22, 2007.

(14)

Includes 4,013,079 shares of Robcor Common Stock and 83,616 Warrants owned by RK Ventures Group, LLC.  RK Ventures Group, LLC (“RK Ventures”) is a Delaware limited liability company and Matthew Rhodes-Kropf is the sole managing member.  As a result, each of RK Ventures and Mr. Rhodes-Kropf may be deemed to be a beneficial holder of the shares of Robcor Common Stock and Warrants held of record by RK Ventures.  Beneficial ownership information is based on information contained in Schedule 13D filed with the SEC on March 22, 2007.

(15)

Includes 3,338,400 shares of Robcor Common Stock and 834,600 Warrants owned by SF Capital Partners Ltd. (“SF Capital”).  Michael A. Roth and Brian J. Stark are the Managing Members of Stark Offshore Management LLC (“Stark Offshore”), which acts as investment manager and has sole power to direct the management of SF Capital.  Through Stark Offshore, Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the foregoing shares.  Therefore, for the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, Michael A. Roth and Brian J. Stark may be deemed to be the beneficial owners of, but disclaim such beneficial ownership of, the foregoing shares.  Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on April 16, 2007.

(16)

Includes 7,456,899 shares of Robcor Common Stock and 528,887 shares of Robcor Common Stock underlying Investor Warrants owned by S.R. One, Limited, which is a wholly-owned subsidiary of GlaxoSmithKline plc.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about May 23, 2007.  The following questions and answers are intended to respond to frequently asked questions concerning Robcor’s reincorporation in the state of Delaware.  These questions do not, and are not intended to, address all of the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its exhibits.

Q:                                  Why is Robcor reincorporating in the State of Delaware and changing its name?

A:                                 Robcor believes that reincorporating in the State of Delaware will give it more flexibility and simplicity in various corporate transactions.  Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, Robcor believes that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by Robcor’s officers and directors.  As part of the reincorporation, Robcor’s name will be changed to that of its subsidiary, Redpoint Bio Corporation.  Changing Robcor’s name to Redpoint Bio Corporation will allow it to reflect the changing nature of Robcor’s business.

Q:                                  Why is Robcor not holding a stockholders’ meeting approve the Reincorporation Merger?

A:                                 The board of directors has already approved the Reincorporation Merger and has received the written consent of stockholders that hold a majority of Robcor’s voting rights without the need to solicit votes.  Under Florida law, this transaction may be approved by the written consent of the holders of a majority of Robcor’s voting rights.  As Robcor has already received written consents representing the requisite number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:           What are the principal features of the Reincorporation Merger?

A:                                 The Reincorporation Merger will be accomplished by merging Robcor with and into Robcor’s wholly-owned subsidiary, Redpoint.  One share of common stock of Redpoint, $0.0001 par value per share (“Redpoint Common Stock”) will be issued for one share of Robcor Common Stock held as of the Record Date.  Following the Reincorporation Merger, the surviving corporation will be authorized to issue 150,000,000 shares of common stock, $0.0001 par value per share,  78,668,675 of which will be issued and outstanding, and 10,000,000 shares of preferred stock, none of which will be issued and outstanding.

Q:           What are the differences between Delaware and Florida law?

A:                                 There are certain differences between the laws of the State of Florida and the State of Delaware that impact your rights as a stockholder.  For information regarding the differences between the corporate laws of the State of Delaware and the State of Florida, please see “Background and Purpose of Reincorporation; Differences Between the Corporate Laws and Charter Documents Governing Robcor Properties, Inc. and Redpoint Bio Corporation”.

Q:           How will the Reincorporation Merger affect my ownership?

A:            Your ownership interest will not be affected by the Reincorporation Merger.

Q:                                  How will the Reincorporation Merger affect Robcor’s officers, directors and employees?

A:                                 Robcor’s officers, directors and employees will continue as the officers, directors and employees of Redpoint on the effective date of the reincorporation.

Q:           How will the Reincorporation Merger affect Robcor’s business?

A:                                 Robcor is currently only a holding company of Redpoint and its consolidated operations are conducted through Redpoint.  Robcor will cease its corporate existence in the State of Florida on the effective date of the Reincorporation Merger.  Redpoint’s business will continue to be conducted by Redpoint.

Q.            What do I do with my stock certificates?

A:                                 You do not need to undertake any action with respect to your stock certificates.  You will not have to exchange your existing stock certificates for stock certificates of Redpoint.  Upon request, Redpoint will issue new certificates to anyone who holds our stock certificates, provided that such holder has surrendered the certificates representing our shares in accordance with the Reincorporation Merger Agreement.

Q:           What if I have lost my certificate?

A:                                 If you have lost your certificate, you can contact Robcor’s transfer agent to have a new certificate issued.  You may be required to post a bond or other security to reimburse Robcor for any damages or costs if the certificate is later delivered for sale of transfer.  Robcor’s transfer agent may be reached at:

Securities Transfer Corporation

2591 Dallas Parkway, Suite 102

Frisco, Texas  75034

Telephone:  (469) 633-0101

Facsimile:  (469) 633-0088

Q:           Who will pay the costs of the Reincorporation Merger?

A:                                 Robcor will pay all of the costs of the Reincorporation Merger, including distributing this Information Statement.  Robcor will also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of Robcor Common Stock.

Q.            Will I have to pay taxes on the new certificates?

A.                                   Robcor believes that the Reincorporation Merger is not a taxable event and that you will be entitled to the same basis in the shares of Redpoint that you had in your Robcor stock.  Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the Reincorporation Merger.

BACKGROUND AND PURPOSE OF REINCORPORATION

Introduction

The following discussion summarizes the important aspects of the reincorporation in the State of Delaware.  This summary does not include all of the provisions of the Certificate of Incorporation or By-laws of Redpoint, copies of which are attached as Exhibit B and Exhibit C, respectively, to this Information Statement.  Copies of the articles of incorporation and the bylaws of Robcor are available for inspection at Robcor’s principal offices, and Robcor will send copies to stockholders upon request.

Principal Reasons for Reincorporation in the State of Delaware

We believe that the reincorporation in the State of Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business.  We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by its officers and directors.  Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today.  For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in the State of Delaware in a manner similar to that which we propose.  Because of Delaware’s longstanding policy of encouraging incorporation in that state, and consequently, its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to Robcor’s corporate legal affairs.  Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states.  For a discussion of certain differences in stockholders’ rights and the powers of management under Delaware law and Florida law, see “Differences Between the Corporate Laws and Charter Documents Governing Robcor Properties, Inc. and Redpoint Bio Corporation”.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts.  Our board of directors, however, is not proposing the Reincorporation Merger to prevent a change in control and is not aware of any present attempt by any person to acquire control of us or to obtain representation on our board of directors.  However, Delaware law and

Redpoint’s Certificate of Incorporation and By-laws contain provisions that could have the effect of delaying, deferring or discouraging another party from acquiring control of us.  These provisions, which are summarized below in “Differences Between the Corporate Laws and Charter Documents Governing Robcor Properties, Inc. and Redpoint Bio Corporation”, are intended to discourage coercive takeover practices and inadequate takeover bids.  These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.

With respect to implementing defensive strategies, Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive strategies.  As either a Florida corporation or a Delaware corporation, we could implement some of the same defensive measures.  As a Delaware corporation, however, we would benefit from the predictability of Delaware law on these matters.

Principal Features of the Reincorporation Merger

Upon the receipt by Robcor of any required third party consents to the Reincorporation Merger, and upon the filing of an appropriate certificate and articles of merger with the Secretaries of State of the States of Delaware and Florida, respectively, Robcor will be merged with and into Redpoint, resulting in a change in Robcor’s state of incorporation from Florida to Delaware, and a change in Robcor’s name from “Robcor Properties, Inc.” to “Redpoint Bio Corporation”.  The surviving corporation will then be subject to the DGCL and the Certificate of Incorporation and By-laws of Redpoint, which will replace Robcor’s current articles of incorporation and bylaws.  These changes may alter the rights of stockholders of Robcor.  See “Differences Between the Corporate Laws and Charter Documents Governing Robcor Properties, Inc. and Redpoint Bio Corporation”.  The text of the Certificate of Incorporation and By-laws of Redpoint are attached hereto as Exhibit B and Exhibit C, respectively.  Robcor anticipates that the Reincorporation Merger will become effective 20 days after the date of this Information Statement.  As a result of the Reincorporation Merger, Robcor will cease its corporate existence in the State of Florida.

Upon completion of the Reincorporation Merger, each Robcor stockholder will be entitled to receive one share of Redpoint Common Stock for each share of Robcor Common Stock held as of the Record Date.  Following the Reincorporation Merger, the surviving corporation will be authorized to issue 150,000,000 shares of common stock, $0.0001 par value per share, 78,668,675 of which will be issued and outstanding, and 10,000,000 shares of preferred stock, none of which will be issued and outstanding.  Each share of Redpoint Common Stock currently owned by Robcor will be canceled and resume the status of authorized and unissued Redpoint Common Stock.

The Reincorporation Merger will not result in any changes in Robcor’s business, management, assets, liabilities or net worth.  Redpoint is currently Robcor’s wholly-owned subsidiary and, upon completion of the Reincorporation Merger, will succeed by operation of law to all of Robcor’s businesses, assets and liabilities.  The board of directors and officers of Redpoint will consist of the same persons who comprise Robcor’s directors and officers prior to the Reincorporation Merger.  The surviving corporation’s daily business operations will continue at 7 Graphics Drive, Ewing, New Jersey 08628.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of articles of merger with the Secretary of State of Florida and the filing of a certificate of merger with the Secretary of State of Delaware.

The Reincorporation Merger Agreement

The Reincorporation Merger Agreement provides that we will merge with and into Redpoint, with Redpoint being the surviving corporation.  Under the Reincorporation Merger Agreement, Redpoint will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts, and we will cease to exist as a corporate entity.  Our existing board of directors and officers will continue as the board of directors and officers of Redpoint for identical terms of office.

At the effective time of the Reincorporation Merger, each outstanding share of Robcor Common Stock automatically will be converted into one share of Redpoint Common Stock.  You will not have to exchange your existing stock certificates for stock certificates of Redpoint.  Upon request, Redpoint will issue new certificates to anyone who holds our stock certificates, provided that such holder has surrendered the certificates representing our shares in accordance with the Reincorporation Merger Agreement.  The Reincorporation Merger Agreement was approved by our board of directors and the board of directors of Redpoint and was adopted by us, as the sole stockholder of Redpoint, and by our stockholders holding a majority of our voting shares outstanding.

Appraisal Rights

Appraisal rights are not available to our stockholders with respect to the Reincorporation Merger proposal.

Certain Federal Income Tax Consequences of Reincorporation

We intend the reincorporation to be a tax-free reorganization under the Internal Revenue Code.  Assuming the reincorporation qualifies as a reorganization, the holders of Robcor Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation Merger, and neither will we or Redpoint.  Each holder will have the same basis in our capital stock received as a result of the Reincorporation Merger as that holder has in the corresponding capital stock held at the time the Reincorporation Merger occurs.

We have discussed solely U.S. federal income tax consequences and have done so only for general information.  We did not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise.  We did not address the tax consequences under state, local or foreign laws.

We based our discussion on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect.  We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation Merger.  There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences we discussed above.

YOU SHOULD CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Change in Capitalization

As of the close of business on the Record Date, there were 1,000,000,000 shares of Robcor Common Stock authorized, 78,668,675 of which were issued and outstanding, and 20,000,000 shares of preferred stock authorized, none of which were issued and outstanding.  Upon completion of the Reincorporation Merger, Redpoint’s Certificate of Incorporation will become the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be decreased from 1,000,000,000 to 150,000,000 of which 78,668,675 will be issued and outstanding and, upon shareholder approval, 17,644,267 will be reserved for issuance under the Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan.  Accordingly, the board of directors will have available 53,687,058 shares of Redpoint Common Stock authorized but unissued.  Holders of Redpoint Common Stock do not have preemptive rights under Redpoint’s Certificate of Incorporation to subscribe for additional securities that may be issued by Redpoint.  The issuance of additional shares of Redpoint Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of Redpoint Common Stock and may adversely affect the market price of Redpoint Common Stock.

Following the Reincorporation Merger, the surviving company will have 10,000,000 shares of preferred stock authorized but unissued and unreserved.  There are no present plans, understandings or agreements, and neither Robcor nor Redpoint is engaged in any negotiations that will involve the issuance of preferred stock.  The board of directors believes it is prudent to have additional shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable, including acquisitions and the raising of additional capital (for which there are no present agreements or understandings).

Issuance of additional authorized common stock or preferred stock may have the effect of:

•	deterring or thwarting persons seeking to take control of Redpoint through a tender offer, proxy fight or otherwise;
•	prohibiting the removal of incumbent management; or
•	impeding a corporate transaction such as a merger.

For example, the issuance of common stock or preferred stock could be used to deter or prevent a change of control through the dilution of stock ownership of persons seeking to take control or by rendering a proposed transaction more costly.

DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER DOCUMENTS GOVERNING ROBCOR PROPERTIES, INC. AND REDPOINT BIO CORPORATION

Robcor is incorporated under the laws of the State of Florida and Redpoint is incorporated under the laws of the State of Delaware. On consummation of the Reincorporation Merger, Robcor’s stockholders, whose rights currently are governed by Florida law and Robcor’s articles of incorporation and bylaws, will become stockholders of a Delaware company, Redpoint, and their rights as stockholders will become governed by Delaware law and Redpoint’s Certificate of Incorporation and By-laws, copies of which are attached as Exhibit B and Exhibit C, respectively, to this Information Statement.

Although the corporate statutes of Florida and Delaware are similar, certain differences exist. The most significant differences and/or material provisions, in the judgment of the management of Robcor, are summarized below. Stockholders should refer to the DGCL and the FBCA to understand how these laws apply to Robcor and to Redpoint.

Classified Board of Directors

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Florida law also permits corporations to classify boards of directors provided that the term of one class of directors expires annually, and a class of directors is elected at each annual meeting. Robcor does not have a classified board, and it is not currently expected that Redpoint’s board of directors will be classified in the near future.

Removal of Directors

Under Florida law, any one or all of the directors of a corporation may be removed.  If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes for removal exceeds the number of votes against removal. Unless the articles of incorporation provide that directors may be removed only for cause, Florida law does not distinguish between removal of directors with or without cause.  Robcor’s bylaws provide that any director or the entire Board of Directors may be removed, with or without cause, at a meeting of stockholders called expressly for that purpose, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Under Delaware law any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified, stockholders may effect such removal only for cause; or in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which such director is a part.  Redpoint’s Certificate of Incorporation and By-laws provide that directors may be removed only for cause and only by the affirmative vote of the holders of 66-2/3% of Redpoint’s shares of capital stock present in person or by proxy and entitled to vote.  Under Redpoint’s Certificate of Incorporation and By-laws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office.  The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. Florida law permits special meetings of stockholders to be called by the board of directors or by people authorized in the articles of incorporation or bylaws or 10% or greater stockholders, unless the articles of incorporation require a greater percentage, not to exceed 50%. Robcor’s bylaws provide that special meetings of stockholders may be called by the board of directors or when requested in writing by stockholders owning 10% or more of all shares entitled to vote.  Redpoint’s Certificate of Incorporation and By-laws provide that, except as otherwise required by law, special meetings of our stockholders can only be called by the board of directors, the chairman of the board of directors or the chief executive officer.

Delaware law also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Cumulative Voting

Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Florida law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. Neither Robcor’s articles of incorporation or Redpoint’s Certificate of Incorporation provide for cumulative voting in the election of directors.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings

Redpoint’s By-laws generally provide that any stockholder desiring to make a proposal for new business or nomination for the election of directors at a stockholder meeting must submit written notice that is received by the Secretary of Redpoint at the principal executive offices of Redpoint not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.  Adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.  In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests.

Neither the FBCA nor Robcor’s articles of incorporation or bylaws provide for comparable stockholder proposal rights.

Number of Directors on the Board of Directors

Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation’s by-laws, unless it is set by the corporation’s certificate of incorporation.  Redpoint’s By-laws provide that, subject to the rights of holders of any series of preferred stock to elect directors, the number of directors of Redpoint will be established by the board of directors.

Florida law provides that a board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.  Robcor’s bylaws provide that the number of directors of the corporation shall not be less than one and the minimum number of directors may be increased or decreased from time to time by amendment to the bylaws, but no decrease shall have the effect of shortening the terms of any incumbent director and no amendment shall decrease the number of directors below one unless stockholders have voted to operate the corporation.

Vacancies

Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Florida law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by stockholders unless the articles of incorporation provide otherwise.

Robcor’s bylaws specify that any vacancy occurring in the board of directors, including any vacancies resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum. Redpoint’s By-laws specify that subject to the rights of holder of any series of preferred stock, any vacancy or newly-created directorships on the board of directors, however occurring, may be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and may not be filled by the stockholders.

Restrictions on Business Combinations

Both Delaware law and Florida law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the NASDAQ Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Florida law regulates business combinations more stringently. Under Section 607.0901 of the FBCA, certain transactions, including, without limitation, a merger, consolidation, certain sales of assets, certain sales of shares, a liquidation or a dissolution, involving a corporation and 10% stockholder (an interested stockholder) generally must be approved by two-thirds of the outstanding shares other than those shares owned by the interested stockholder.  These requirements do not apply if: (i) the business combination has been approved by a majority of the disinterested directors; (ii) the corporation has not had more than 300 stockholders of record at any time during the three years preceding the announcement of the business combination; (iii) the 10% stockholder has been the beneficial owner of at least 80% of the outstanding shares for at least five years before the announcement date; (iv) the interested stockholder is the owner of at least 90% of the voting shares, excluding any shares acquired through a transaction not approved by a majority of the disinterested directors; or (v) the consideration paid to the holders of acquired shares is at least equal to certain fair price criteria.

Limitation of Liability

Florida law generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other persons for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director, and such breach or failure (i) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) constitutes a transaction from which the director derived an improper personal benefit; (iii) results in an unlawful distribution, (iv) in the case of a derivative action or an action by a stockholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or (v) in the case of a proceeding other than a derivative action or an action by a stockholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.  Robcor’s bylaws provide that a director who performs his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances, will have no liability by reason of being or having been a director of the corporation.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for beach of fiduciary duty as a director, except that such provision may not limit the liability of a director for: (i) any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; liability for unlawful payment of dividends or stock purchases or redemptions, or (iii) any transaction from which the director derived an improper personal benefit.

Redpoint’s Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL.  Redpoint’s Certificate of Incorporation provides that no director will have personal liability to Redpoint or to Redpoint’s stockholders for monetary damages for breach of fiduciary duty or other duty as a director.  However, these provisions do not eliminate or limit the liability of any directors:

•                                          for any breach of their duty of loyalty to Redpoint or Redpoint’s stockholders;

•                                          for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•                                          for voting or assenting to unlawful payments of dividends or other distributions; or

•                                          for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act or failure to act, or any cause of action, suit or claim that would accrue or arise prior to any amendment or repeal or adoption of an inconsistent provision.  If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of Redpoint’s directors will be further limited to the greatest extent permitted by the DGCL.

In addition, Redpoint’s Certificate of Incorporation provides that Redpoint must indemnify its directors and officers and Redpoint must advance expenses, including attorneys’ fees, to its directors and officers in connection with legal proceedings, subject to limited exceptions.

Indemnification

Florida law requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter in the proceeding, for expenses, including counsel fees, actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

The indemnification and advancement of expenses provided under Florida law are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute: a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; a transaction from which the person derived an improper personal benefit; in the case of a director, an unlawful distribution to stockholders; or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a stockholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the stockholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that: the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses; the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power to indemnify and advance expenses; or the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

Robcor’s articles of incorporation does not provide for the indemnification of offices or directors of Robcor.

Delaware law generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determination must be made, in the case of an individual who is a director or officer at the time of determination, by: a majority of the directors who are not parties to the action, suit or proceeding, even though less than a quorum; a committee of these directors designated by a majority vote of these directors, even though less than a quorum; independent legal counsel, regardless of whether a quorum of these directors exists; or a majority vote of the stockholders, at a meeting at which a quorum is present.

Without court approval, however, an individual may not be indemnified in any claim, issue or matter in a derivative action as to which the individual is adjudged liable to the corporation. In addition, Delaware law requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Further, Delaware law permits a corporation to advance expenses incurred in the defense of any proceeding to directors and officers contingent upon an undertaking by or on behalf of the individuals’ to repay any advances if it is determined ultimately that the individuals are not entitled to be indemnified.

Under Delaware law, the rights to indemnification and advancement of expenses provided under the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

Redpoint’s Certificate of Incorporation provides that that Redpoint will indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of Redpoint) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of Redpoint, or is or was serving, or has agreed to serve, at Redpoint’s request as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding and any appeal therefrom, if such Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, Redpoint’s best interests, and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Redpoint’s Certificate of Incorporation provides that Redpoint will indemnify any Indemnitee who was or is a party to an action or suit by or in the right of Redpoint to procure a judgment in Redpoint’s favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of Redpoint, or is or was serving, or has agreed to serve, at Redpoint’s request as a director, officer, partner, employee or trustee or, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, and any appeal therefrom, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of Redpoint, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to Redpoint, unless a court determines that, despite such adjudication but in view of all of the circumstances, he or she is entitled to indemnification of such expenses.  Notwithstanding the foregoing, to the extent that any Indemnitee has been successful, on the merits or otherwise, he or she will be indemnified by Redpoint against all expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith. Expenses must be advanced to an Indemnitee under certain circumstances.

Amendment to Certificate of Incorporation and Articles of Incorporation

Florida law provides that a corporation’s board of directors may propose one or more amendments to the articles of incorporation for submission to the stockholders.  For the amendment to be adopted the board of directors must recommend the amendment to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment; and unless Florida law, the articles of incorporation, or the board of directors requires a greater vote or a vote by voting groups, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights and by a majority of the votes entitled to be cast on the amendment by each other voting group entitled to vote on the amendment.

Neither Robcor’s articles of incorporation nor its bylaws provide for any greater voting requirements than is required by Florida law.

Under Delaware law, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to a corporation’s certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote on the amendment and a majority of the voting power of the outstanding stock of any class entitled to vote on the amendment separately as a class.

Except as described below, if a proposed amendment to the certificate of incorporation would change the aggregate number of authorized shares of any class of capital stock, the par value of the shares of any class of capital stock, or alter or change the powers, preferences or special rights of the shares of any class of capital stock so as to affect them adversely, Delaware law requires that the amendment be approved by the holders of a majority of the outstanding shares of the affected class, voting separately as a class, whether or not the class is entitled to vote on the amendment by the certificate of incorporation.  If a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not affect the remainder of the class, then only the shares of the series so affected would be entitled to vote as a separate class on the proposed amendment. The authorized number of shares of any class of stock may be increased or decreased (but may not be decreased below the number of outstanding shares in the class) without a separate vote of stockholders of the class if so provided in the original certificate of incorporation or in any amendment thereto that created the class of stock or that was adopted prior to the issuance of any shares of the class, or in an amendment authorized by a majority vote of the holders of shares of the class.

Redpoint’s Certificate of Incorporation provides that the affirmative vote of the holders of at least 66-2/3% of Redpoint’s shares of capital stock entitled to vote is necessary to amend or repeal the above provisions of Redpoint’s Certificate of Incorporation.

Amendment to By-laws

Florida law provides that corporation’s board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation or Florida law reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the stockholders; or the stockholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. Notwithstanding the foregoing, under Florida law, a corporation’s stockholders may amend or repeal the corporation’s bylaws even though the bylaws may also be amended or repealed by its board of directors.

Robcor’s bylaws provide that the bylaws may be repealed or amended, and new bylaws may be adopted, by Robcor’s board of directors.

Pursuant to Delaware law, stockholders entitled to vote have the power to adopt, amend or repeal bylaws. In addition, a corporation may, in its certificate of incorporation, confer this power on the board of directors. Nevertheless, the stockholders always have the power to adopt, amend or repeal the bylaws, even though the board may also be delegated the power.  Redpoint’s Certificate of Incorporation provides that, absent approval of the board of directors, Redpoint’s By-laws may only be amended or repealed by the affirmative vote of the holders of at least 66-2/3% of Redpoint’s shares of capital stock entitled to vote.

Stockholder Action by Written Consent

Florida law provides that, unless otherwise provided in the articles of incorporation, action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  Neither Robcor’s bylaws nor articles of incorporation place any limitations on the rights of stockholders to act by written consent in lieu of a meeting of stockholders.

Delaware law provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent, setting forth the action so taken in writing is signed by the holders of the outstanding stock having at least the minimum number of votes necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote at the meeting were present and voted.  Redpoint’s Certificate of Incorporation and By-laws provide that any action required or permitted to be taken by Redpoint’s stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

Interested Director Transactions

Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the stockholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed.  With certain exceptions, Florida and Delaware law are the same in this area.  Under Florida law, if approval of the board of directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of the directors (even though less than a quorum) without counting the vote of the interested director or directors, but a transaction may not be approved by a single director.  Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum.  Accordingly, it is possible that certain transactions that the board of directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of Redpoint, although less than a majority of a quorum.  The board of directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Sequestration of Shares

Delaware law provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.  Such provision could be used to assert jurisdiction against a non-resident holder of Redpoint’s shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court.  Florida law has no comparable provision, but shares of a Florida corporation may be levied upon by appropriate legal process.

Dissenters’ Rights

Under Florida law, stockholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, if the stockholder is entitled to vote on the merger or consolidation, (ii) a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution, if the stockholder is entitled to vote on the disposition, and (iii) an amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.  Subject to certain exceptions, the holders of a class or series of shares of a Florida corporation have no dissenters’ rights in the case of a merger or consolidation if that class or series of shares is either listed on the New York Stock Exchange or the American Stock Exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such class or series of shares is held of record by at least 2,000 stockholders and the market value of the outstanding shares of that series or class is at least $10 million (as determined exclusive of shares held by certain insiders and beneficial owners holding more than 10 percent of those shares).

Under Delaware law, dissenters’ rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets or any amendment of its charter, unless such corporation’s charter expressly provides for dissenters’ rights in such instances.  Redpoint’s Certificate of Incorporation contains no such provision.  Stockholders of a Delaware corporation have no dissenters’ rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters’

rights will be available in such instances if stockholders are required under the merger or consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash in lieu of fractional shares, or any combination of the foregoing.

Dividends and Other Distributions

A Florida corporation may not make distributions to stockholders if, after giving it effect, in the judgment of the board of directors: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; and (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  In contrast, a Delaware corporation may pay dividends or make distributions either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year.  Delaware law generally permits a corporation, in determining the existence of surplus, to calculate the present fair value by which the total assets of the corporation exceeds the combined total liabilities and the capital of the corporation.

This information statement merely summarizes certain differences between the corporation laws of Florida and Delaware.  Many provisions of the FBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  The discussion contained in this Information Statement is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.  In addition, the foregoing summaries of Redpoint’s Certificate of Incorporation and By-laws are qualified by reference to the full text of Redpoint’s Certificate of Incorporation and By-laws, which are attached hereto as Exhibit B and Exhibit C, respectively, and are incorporated by reference herein.

THE REDPOINT BIO CORPORATION 2007 OMNIBUS EQUITY COMPENSATION PLAN

Prior to the close of the Reverse Merger and Offering, Robcor did not have any securities authorized for issuance under any equity compensation plans.  Prior to the Reverse Merger, Redpoint maintained the Linguagen Corp. 2003 Stock Incentive Plan (“2003 Stock Plan”) providing for the issuance of up to 6,523,790 shares of common stock and had issued under such 2003 Stock Plan options exercisable into 5,426,049 shares of common stock (such share numbers giving effect to the exchange ratio relating to the Reverse Merger).  On March 12, 2007, Robcor’s board of directors and stockholders approved and adopted the Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan (“2007 Plan”), which provides for the issuance of up to 13,511,562 shares of common stock, subject to adjustment in certain circumstances.  In connection with the adoption of the 2007 Plan, the 2003 Stock Plan merged with and into the 2007 Plan and no additional grants may be made thereafter under the 2003 Stock Plan.  Outstanding grants under the 2003 Stock Plan will continue in effect in accordance with their terms as in effect before March 12, 2007 (subject to such amendments as the Committee (as defined below) determines, consistent with the 2003 Stock Plan, as applicable), and the shares with respect to outstanding grants under the 2003 Stock Plan will be issued or transferred under the 2007 Plan.  Upon the close of the Reverse Merger, the Company adopted and assumed Redpoint’s 2007 Plan.  The 2007 Plan, under which approximately 9,194,875 shares of common stock are now reserved for issuance upon exercise of outstanding grants, is now the Company’s only plan in effect.

On April 20, 2007, Redpoint’s board of directors approved an amendment to the 2007 Plan, and the holders of a majority (approximately 61.1%) of the 78,668,675 shares of Robcor Common Stock outstanding executed a written consent approving an amendment to the 2007 Plan, which would increase the maximum number of shares of common stock reserved for issuance under the 2007 Plan by an additional 4,132,705 shares from 13,511,562 to 17,644,267 shares of common stock.

A copy of the 2007 Plan as amended is attached hereto as Exhibit D.  The discussion of the 2007 Plan which follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached 2007 Plan.

General

The purpose of the 2007 Plan is to advance the interests of the Company by providing an incentive to attract and retain qualified employees, directors, consultants and advisors.  Awards under the 2007 Plan may consist of grants of stock options, stock awards, stock units, stock appreciation rights, dividend equivalents and other stock-based awards.

Administration

Our 2007 Plan may be administered by our board of directors or by a committee appointed by our board of directors, which we refer to as the Committee.  The Committee, if applicable, will consist of two or more persons who are “outside directors” as defined under section 162(m) of the Internal Revenue Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.  Our board of directors will approve and administer all grants made to non-employee directors.  In the absence of a specific designation by our board of directors to the contrary, the 2007 Plan will be administered by the Committee.  To the extent that our board of directors administers the 2007 Plan, references to the “Committee” herein refer to our board of directors.

Participation

The persons to whom grants are made under the 2007 Plan will be selected from time to time by the Committee, from among our and our subsidiaries’ employees, officers, directors, consultants and advisors.  All of our employees and the employees of our subsidiaries (including any employee who is a member of the board) and non-employee directors are eligible to participate in the 2007 Plan.  Consultants and advisors are eligible to participate in the 2007 Plan if they render bona fide services to the Company and such services are not in connection with the offer and sale of securities in a capital-raising transaction and such consultants and advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

Stock Options

Under our 2007 Plan, the Committee may grant stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options, upon such terms as the Committee deems appropriate.  Incentive stock options may be granted only to our employees.

Under the provisions of the 2007 Plan authorizing the grant of stock options:

•                                          the option price will be determined by the Committee; provided, however, that the option price for an incentive stock option may not be less than 100% of the fair market value of the shares of our common stock on the date of grant (110% for grants to an optionee owning more than 10% of our total combined voting power);

•                                          the term during which each stock option may be exercised will be determined by the Committee; provided, however, that the term of any stock options may not exceed ten years from the date of grant (five years for grants to an optionee owning more than 10% of our total combined voting power);

•                                          a stock option will become exercisable in accordance with such terms and conditions, consistent with the 2007 Plan, as may be determined by the Committee and specified in the individual grant instrument; provided, however, that the Committee may accelerate the exercisability of any or all outstanding options at any time for any reason;

•                                          if a grantee terminates employment, any portion of the stock option that has become exercisable generally may be exercised within a specified time after termination of employment or service (i.e., the Plan provides, as a default, that options may be exercised for 90 days after termination of employment or service, or one year in the event of death or disability); and

•                                          at the time of exercise of a stock option, the option price must be paid in full (i) in cash, (ii) unless the Committee determines otherwise, in shares of our common stock, (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other means as the Committee may approve.

Stock Awards

Under our 2007 Plan, the Committee may issue or transfer shares of common stock to our employees, directors, consultants and advisors under a stock award, upon such terms as the Committee deems appropriate.

Under the provisions of the 2007 Plan authorizing stock awards:

•                                          shares of common stock issued or transferred pursuant to stock awards may be issued or transferred for consideration or no consideration, and subject to restrictions or no restrictions, as determined by the Committee;

•                                          the Committee may establish conditions under which restrictions on stock awards lapse over a period of time or according to other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals; and

•                                          during a period of time in which stock awards remain subject to restrictions, a grantee of a stock award may not generally sell, assign, transfer, pledge or otherwise dispose of the shares of a stock award.

Stock Units

Under our 2007 Plan, the Committee may grant stock units, each of which will represent one hypothetical share of common stock, to our employees, directors, consultants and advisors, upon such terms as the Committee deems appropriate.

Under the provisions of the 2007 Plan authorizing stock units:

•                                          each stock unit represents the right of the grantee to receive a share of common stock or an amount of cash based on the value of a share of common stock, if and when certain conditions are met;

•                                          the Committee may grant stock units that are payable if specified performance goals or other conditions are met, or under other circumstances;

•                                          stock units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee; and

•                                          payments with respect to Stock Units may be made in cash, common stock or any combination of the foregoing, as the Committee may determine.

Stock Appreciation Rights

Under our 2007 Plan, the Committee may grants stock appreciations rights, or SARs, to employees, directors, consultants and advisors separately or in tandem with any stock option.

Under the provisions of the 2007 Plan authorizing SARs:

•                                          SARs granted in tandem with an option, which we refer to as Tandem SARs, may be granted either at the time the option is granted or at any time thereafter while the option remains outstanding; provided, however, that, in the case of an incentive stock option, SARs may be granted only at the time of the grant of the incentive stock option;

•                                          the Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to the per share exercise price of the related option or, if there is no related option, an amount equal to or greater than the fair market value of a share of common stock as of the grant date of the SAR;

•                                          for Tandem SARs, the number of SARs granted to a grantee that are exercisable during a specified period may not exceed the number of shares of common stock that the grantee may purchase upon the exercise of the related option during such period, and upon the exercise of a stock option, the SARs relating to the common stock covered by such stock option will terminate;

•                                          an SAR will be exercisable during the period specified by the Committee in its respective grant instrument, and the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason;

•                                          when a grantee exercises an SAR, the grantee will receive in settlement of such SAR an amount equal to the value of the stock appreciation for the number of SARs exercised, which is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR; and

•                                          the appreciation in an SAR may be paid in shares of common stock, cash or any combination of the foregoing, as determined by the Committee, and for purposes of calculating the number of shares of common stock to be received, shares of common stock will be valued at their fair market value on the date of exercise of the SAR.

Other Stock-Based Awards

Under our 2007 Plan, the Committee may grant other stock-based awards, which are awards based on or measured by common stock, to our employees, directors, consultants and advisors, on such terms as the Committee may determine.

Under the provisions of the 2007 Plan authorizing other stock-based awards:

•                                          other stock-based awards may be awarded subject to the achievement of performance goals or other conditions as the Committee may determine; and

•                                          other stock-based awards may be payable in cash, shares of common stock, or any combination of the foregoing, as determined by the Committee.

Dividend Equivalents

Under our 2007 Plan, the Committee may grant dividend equivalents in connection with stock units or other stock-based awards.

Under the provisions of the 2007 Plan authorizing dividend equivalents:

•                                          dividend equivalents may be paid currently or accrued as contingent cash obligations, as determined by the Committee; and

•                                          dividend equivalents may be payable in cash or shares of common stock, and upon such terms as the Committee may establish in writing, including, without limitation, the achievement of specific performance goals.

Consequences of a Change of Control

In the event of a change of control (as defined by the 2007 Plan), unless the Committee determines otherwise, effective upon the date of the change of control, (i) all outstanding stock options and SARS will automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding stock awards will immediately lapse, and (iii) all stock units, other stock-based awards and dividend equivalents will become fully vested and will be paid at their target values, or in such greater amounts as the Committee may determine.

Notwithstanding the foregoing, in the event of a change of control, the Committee may take one or more of the following actions with respect to any or all outstanding grants, as it deems appropriate: (i) require grantees to surrender their outstanding options and SARs in exchange for one or more payments by the Company in cash or common stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares of common stock subject to the grantee’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable, (ii) after giving grantees an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Amendment and Termination of the 2007 Plan

Our board of directors may at any time amend or terminate the 2007 Plan; provided, however, that the board may not amend the 2007 Plan without stockholder approval if such approval is required in order to comply with the Internal Revenue Code or other applicable law, or to comply with other applicable stock exchange requirements.  In addition, if stock awards, stock units, other stock-based awards or dividend equivalents are granted as “qualified performance-based compensation,” within the meaning of section 162(m) of the Internal Revenue Code, the 2007 Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the “qualified performance-based compensation” provisions of the 2007 Plan, if required by section 162(m) of the Internal Revenue Code or the regulations thereunder.

The 2007 Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless the 2007 Plan is terminated earlier by the board or is extended by the board with the approval of the stockholders.  A termination or amendment of the 2007 Plan that occurs after a grant is made will not materially impair the rights of a grantee unless the grantee consents or unless the Committee acts to comply with applicable law.  In addition, the termination of the 2007 Plan will not impair the power and authority of the Committee with respect to an outstanding grant.

The foregoing summary of the 2007 Plan is qualified by reference to the full text of the 2007 Plan, as amended, which is attached hereto as Exhibit D and is incorporated by reference herein.

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers are as follows:

Name	Age	Position

F. Raymond Salemme, Ph.D.	61	Chief Executive Officer, President and Director

Scott M. Horvitz	48	Chief Financial Officer, Treasurer and Secretary

Robert W. Bryant, Ph.D.	62	Vice President — Discovery Research

Robert Chefitz	47	Director

Leif Kjaergaard, Ph.D.	60	Director

David Patchen	53	Director

Philip L. Smith, Ph.D.	57	Director

The business experience of each of Robcor’s directors and executive officers is as follows:

F. Raymond Salemme, Ph.D.  Dr. Ray Salemme became Robcor’s President on April 20, 2007 and Robcor’s Chief Executive Officer and director on March 12, 2007.  Dr. Salemme has been the Chief Executive Officer of Robcor’s wholly-owned subsidiary, Redpoint, since June 2004.  Dr. Salemme is also a co-founder of and official at Imiplex Corp., a limited liability company he formed with his spouse, Dr. Patricia Weber, Ph.D., that develops reagents for protein-based nanotechnology.  From April 2003 to December 2003, Dr. Salemme was employed by Johnson & Johnson Pharmaceuticals as a consultant to assist management with the acquisition of 3-Dimensional Pharmaceuticals, Inc., or 3DP, a publicly traded biotechnology company founded in 1993, and acquired by Johnson & Johnson in 2003.  Dr. Salemme was the founder of 3DP, and from February 1993 to April 2003 Dr. Salemme served in various positions at 3DP, including President and Chief Scientific Officer.  Dr. Salemme established and directed the technical, operating, business and financing strategies leading to 3DP’s initial public offering in 2000, and was co-inventor on 24 of 3DP’s key technology patents.  Prior to 3DP, Dr. Salemme directed research groups for biophysics, computational chemistry, and structure-based drug design at Sterling Winthrop Pharmaceuticals and DuPont Merck Pharmaceuticals.  Prior to DuPont Merck, he worked at DuPont Central Research, where he directed molecular design teams involved in the discovery of new pharmaceuticals, agrochemicals, and engineered biopolymers.  Dr. Salemme joined DuPont from Genex Corporation, one of the first biotechnology companies, where he pioneered the use of X-ray crystallography and computer-aided molecular design for engineering proteins with novel or enhanced functional properties.  Prior to Genex, Dr. Salemme was Professor of Chemistry and Biochemistry at the University of Arizona, where he worked in the area of structural proteomics and determined the 3D X-ray structures of several proteins involved in biological electron transfer.  Dr. Salemme holds a B.A. in Molecular Biophysics from Yale University and a Ph.D. in Chemistry from the University of California at San Diego.  Dr. Salemme participates in advisory committees at National Institutes of Health, and is a Board member at Gene Network Sciences, a systems biology company.

Scott M. Horvitz.  Mr. Horvitz became Robcor’s Chief Financial Officer, Treasurer and Secretary on March 12, 2007.  Mr. Horvitz has been Redpoint’s Chief Financial Officer, Corporate Secretary and Treasurer since July 2004.  Mr. Horvitz has approximately 25 years of experience in accounting and financial management of biotechnology companies, including the management of initial public offerings with his two previous companies.  Prior to becoming Chief Financial Officer of Redpoint, Mr. Horvitz was a consultant to Redpoint from August 2003 to June 2004.  Previously, Mr. Horvitz co-founded 3-Dimensional Pharmaceuticals, Inc. where he worked from September 1993 until its acquisition by Johnson & Johnson in July 2003, most recently serving as its Chief Financial Officer and Corporate Secretary and Treasurer.  Prior to 3DP, Mr. Horvitz was the Executive Director of Finance and Human Resources with Magainin Pharmaceuticals (now called Genaera Corp).  Mr. Horvitz holds a B.S. in Accounting from the University at Albany and is a Certified Public Accountant. He serves on the Board of Directors on Protez Pharmaceuticals, Inc. and is the Chairman of its Audit Committee.

Robert W. Bryant, Ph.D.  Dr. Bryant became Robcor’s Vice President of Discovery Research on March 12, 2007.  Dr. Bryant has served as Redpoint’s Vice President of Discovery Research since April 2004 and has more than two decades of industrial experience.  Prior to joining Redpoint, Dr. Bryant was with Schering Plough Pharmaceuticals from March 1983 to December 2003.  Dr. Bryant spent 13 years directing research, assay design and assay implementation for high throughput screening (HTS) in the New Leads Discovery and Allergy-Inflammation departments at the Schering-Plough Research Institute.  Dr. Bryant’s groups developed more than 150 HTS assays for drug discovery programs at Schering and were responsible for the adoption and implementation of numerous advanced HTS technologies.  Prior to Schering, Dr. Bryant served as an Associate Professor of Biochemistry at the George Washington University Medical School in Washington, D.C.  He obtained a postdoctoral fellowship in natural product biosynthesis at the University of Pittsburgh, a Ph.D. in Biochemistry at Florida State University and a B.S. in Polymer Chemistry at the SUNY College of Environmental Science and Forestry at Syracuse University.  He has 46 major publications and has presented at numerous national and international meetings.

Robert Chefitz.  Since April 2002, Mr. Robert Chefitz has been a General Partner of NJTC Venture Fund, SBIC, L.P., a private venture capital firm based in New Jersey that is a lead investor in seed and early stage companies in the region.  Prior to joining the NJTC Venture Fund, from February 1987 to October 2001, Mr. Chefitz was a partner at Apax Partners based in New York. Prior to Apax Partners, Mr. Chefitz was employed as an investment professional with Golder Thoma Cressey in Chicago. Mr. Chefitz is a past president of the New York Venture Association. Mr. Chefitz holds a B.A. in History from Northwestern University and a M.B.A. from Columbia University. In addition to Redpoint, Mr. Chefitz serves as a director on the boards at CebaTech, Inc., Cold Spring Capital Inc., Cylex Inc., Game Trust, Hycrete Technologies, LLC, RightAnswers, Inc. Mr. Chefitz has been a director of Redpoint since 2003.

Leif Kjaergaard, Ph.D.  Since 2006, Dr. Leif Kjaergaard has been the Chief Technology Officer and a member of the executive committee at Danisco A/S, an international food ingredients and biotechnology company based in Denmark.  Dr. Kjaergaard is responsible for new technology ventures and business development throughout Danisco.  From 2002 to 2006, Dr. Kjaergaard was Senior Vice President of Dansico, and, from 1993 to 2002, he served as Executive Vice President and Department President of Danisco Cultor (formerly Danisco Ingredients).  Dr. Kjaergaard has a M.Sc. in Chemical Engineering and a Ph.D. in Biotechnology from the Technical University of Denmark.  In addition to his daily activities in Danisco, Dr. Kjaergaard is a member of the European Research Advisory Board, President elect of the Board of European Industrial Research Managers Association, and a member of the Advisory Council on Research Policy in Denmark.  He also serves as deputy chairman of the independent company BHJ in Denmark, is a member of the board of the Danish Investment Fund (Dansk Innovationsinvestering), and a board member of Direvo Biotech (Germany).  Dr. Kjaergaard has been a director of Redpoint since 2006.

David Patchen.  Since March 2004, Mr. David Patchen has been the Managing Director of the Emerging Business Accelerator of Cargill, Incorporated.  The Emerging Business Accelerator invests in new business opportunities that have the potential to become new business units for Cargill.  Mr. Patchen is also currently Vice President, Emerging Business Accelerator, of Cargill, Incorporated.  Prior to his present position, from November 2001 to March 2004, Mr. Patchen was a Managing Director of Cargill Ventures.  He holds a B.A. in Political Science from Brown University and an M.B.A. from New York University in International Finance. In addition to Redpoint, Mr. Patchen serves on the board of directors of Ecovation, Inc. and NutriJoy, Inc.  Mr. Patchen has been a director of Redpoint since 2003.

Philip L. Smith, Ph.D.  Since June 2002, Dr. Philip L. Smith has been a General Partner at S.R. One, Limited, a corporate venture capital fund of GlaxoSmithKline.  Dr. Smith specializes in investing in companies involved in drug delivery and pharmaceutical product development.  Prior to his present position, from 2001 to June 2002, Dr. Smith was the Director of Drug Delivery at GlaxoSmithKline Pharmaceuticals.  Dr. Smith holds a B.A. in Chemistry from the University of Maine and a Ph.D. in Medicinal Chemistry/Pharmacology from Northeastern University.  In addition to Redpoint, Dr. Smith serves on the board of directors of Avantium, Cydex, Inc., Onyvax Ltd., Trinity Biosystems, Inc. and OctoPlus N.V.  Dr. Smith also serves as an observer on the board of Scynexis, is on the Corporate Venture Group Advisory Board of the National Venture Capital Association, and is a member of the Board of the Mid-Atlantic Capital Alliance.  Dr. Smith has been a director of Redpoint since 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Timothy P. Halter, Robcor’s former Chief Executive Officer, President, Chief Financial Officer and Secretary, Michael Heitz, Robcor’s former Executive Vice President, F. Raymond Salemme, Ph.D., Robcor’s current Chief Executive Officer and President, Susan M. Welsh, M.D., M.B.A., Robcor’s former President, Scott M. Horvitz, Robcor’s current Chief Financial Officer, Robert W. Bryant, Ph.D., Robcor’s current Vice President — Discovery Research and Karnail S. Atwal, Redpoint’s former Vice President — Chemistry, for services rendered in all capacities during the noted periods.  No other executive officers received total annual salary and bonus compensation in excess of $100,000.  F. Raymond Salemme, Ph.D., Susan M. Welsh, M.D., M.B.A., Scott M. Horvitz, Robert W. Bryant, Ph.D., and Karnail S. Atwal, Ph.D. are referred to as the “named executive officers”.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)

Timothy P. Halter,	2006	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
Chief Executive Officer,	2005	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
President, Chief Financial	2004	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
Officer and Secretary(3)

Michael Heitz,	2006	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
Executive Vice President(4)	2005	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
	2004	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-

Dr. F Raymond Salemme,	2006	300,000		120,000	-0-	-0-		-0-	-0-	-0-		420,000
Chief Executive Officer(5)	2005	300,000		80,000	-0-	-0-		-0-	-0-	-0-		380,000
	2004	175,900		70,000	-0-	-0-	(6)	-0-	-0-	-0-		245,900

Dr. Susan M. Welsh,	2006	258,917	(8)	-0-	-0-	60,564		-0-	-0-	1,800		321,281
President(7)	2005	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-
	2004	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-

Scott M. Horvitz	2006	220,973		66,300	-0-	-0-		-0-	-0-	-0-		287,273
Chief Financial Officer(9)	2005	207,000		62,100	-0-	-0-		-0-	-0-	-0-		269,100
	2004	103,500		31,000	-0-	-0-	(10)	-0-	-0-	106,250	(11)	240,750

Dr. Robert W. Bryant	2006	186,813		44,400	-0-	-0-		-0-	-0-	-0-		231,213
Vice President —	2005	175,000		43,750	-0-	-0-	(13)	-0-	-0-	-0-		218,750
Discovery Research(12)	2004	131,168		26,000	-0-	-0-	(14)	-0-	-0-	-0-		157,168

Dr. Karnail S. Atwal	2006	124,985		22,500	-0-	-0-		-0-	-0-	-0-		147,485
Vice President-	2005	151,731		40,500	-0-	-0-	(16)	-0-	-0-	-0-		192,231
Chemistry(15)	2004	-0-		-0-	-0-	-0-		-0-	-0-	-0-		-0-

(1)             Represents compensation expense recognized in 2006 in accordance with Statement of Financial Accounting Standard 123(R) relating to outstanding option awards and other stock awards.

(2)             In accordance with the current rules of the SEC, other compensation in the form of perquisites and other personal benefits, securities or property have been omitted in those instances where such perquisites and other personal benefits, securities or property constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

(3)             Mr. Timothy P. Halter resigned from all offices he held with Robcor on March 12, 2007.

(4)             Mr. Michael Heitz resigned from all offices he held with Robcor on March 12, 2007.

(5)             On March 12, 2007, in connection with the Reverse Merger Agreement, Dr. Salemme became the Chief Executive Officer of Robcor and on April 20, 2007, Dr. Salemme became the President of Robcor.  Prior to March 12, 2007, Dr. Salemme served at Redpoint as Chief Executive Officer.  The compensation shown in this table includes the amount Dr. Salemme received from Redpoint prior to March 12, 2007.

(6)    In 2004, Redpoint granted options to purchase 1,779,142 shares of common stock to Dr. Salemme.  The expense related to these awards is not reflected in the option awards column of this Summary Compensation Table because Redpoint had not expensed employee stock options granted prior to January 1, 2006.

(7)             The compensation shown in this table includes the amount Dr. Welsh received from Redpoint prior to March 12, 2007.  Dr. Welsh resigned from all offices she held with Robcor and Redpoint on March 30, 2007, and entered into a separation agreement with Redpoint, dated April 25, 2007, pursuant to which Redpoint will pay Dr. Welsh an amount equal to her current monthly base salary for six months following March 29, 2007, which amounts to $130,000.00, plus any unpaid salary and vacation that is accrued but unpaid through March 29, 2007.  In addition, as consideration for entering into the separation agreement, including, but not limited, the waiver and release by Dr. Welsh of claims against Redpoint and certain of its affiliates and related parties, Redpoint paid Dr. Welsh a lump sum amount equal to $39,000.00.

(8)             Dr. Welsh joined Redpoint as President in January 2006 and earned a base salary of $260,000 per year.  Dr. Welsh resigned from all offices she held with Robcor and Redpoint on March 30, 2007.

(9)             On March 12, 2007, in connection with the Reverse Merger Agreement, Mr. Horvitz became the Chief Financial Officer, Treasurer and Secretary of Robcor.  Prior to March 12, 2007, Mr. Horvitz served at Redpoint as Chief Financial Officer.  The compensation shown in this table includes the amount Mr. Horvitz received from Redpoint prior to March 12, 2007.

(10)  In 2004, Redpoint granted options to purchase an aggregate of 534,222 shares of common stock to Mr.

                           Horvitz, of which options to purchase 444,786 shares of common stock were granted to Mr. Horvitz in his capacity as an employee and options to purchase 89,436 shares of common stock were granted to Mr. Horvitz in his capacity as a consultant.  The expense related to these awards is not reflected in the option awards column of this Summary Compensation Table because Redpoint had not expensed employee stock options granted prior to January 1, 2006.

(11)       All Other Compensation for Mr. Horvitz represents consulting fees Mr. Horvitz received in such capacity prior to joining Redpoint as its Chief Financial Officer.

(12)       On March 12, 2007, in connection with the Reverse Merger Agreement, Dr. Bryant became the Vice President — Discovery Research of Robcor.  Prior to March 12, 2007, Dr. Bryant served at Redpoint as Vice President — Discovery Research.  The compensation shown in this table includes the amount Dr. Bryant received from Redpoint prior to March 12, 2007.

(13)       In 2005, Redpoint granted options to purchase 69,550 shares of common stock to Dr. Bryant.  The expense related to these awards is not reflected in the option awards column of this Summary Compensation Table because Redpoint had not expensed employee stock options granted prior to January 1, 2006.

(14)       In 2004, Redpoint granted options to purchase 208,650 shares of common stock to Dr. Bryant.  The expense related to these awards is not reflected in the option awards column of this Summary Compensation Table because Redpoint had not expensed employee stock options granted prior to January 1, 2006.

(15)       Dr. Atwal passed away on December 29, 2006.

(16)  In 2005, Redpoint granted options to purchase 208,650 shares of common stock to Dr. Atwal.  The expense related to these awards is not reflected in the option awards column of this Summary Compensation Table because Redpoint had not expensed employee stock options granted prior to January 1, 2006.

The share numbers reflected in footnotes 6,10,13,14 and 16 give effect to the Reverse Merger.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table sets forth outstanding equity awards at 2006 fiscal year end to the named executive officers:

Option Awards						Stock Awards
Equity
								Equity	Incentive
			Equity					Incentive	Plan
			Incentive					Plan	Awards:
			Plan				Market	Awards:	Market or
			Awards:				Value of	Number of	Payout Value
	Number of	Number of	Number of			Number of	Shares or	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Units of	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Stock	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dr. F. Raymond Salemme	1,149,030	630,112		0.15	11/3/2014
Dr. Susan M. Welsh(1)	0	593,957		0.15	1/3/2016
Scott Horvitz	58,823			0.15	12/17/2013
	35,498			0.15	5/26/2014

Dr. Robert W. Bryant	134,754	73,898		0.15	5/26/2014

Dr. Karnail S. Atwal(2)	95,631			0.15	12/29/2007

(1)                                  Dr. Welsh resigned from all offices she held with Robcor and Redpoint on March 30, 2007, and entered into a separation agreement with Redpoint, dated April 25, 2007, pursuant to which unvested stock options granted to Dr. Welsh by Redpoint, which vest within six months of March 30, 2007, will vest immediately upon March 30, 2007.  As a result, Dr. Welsh has vested options to purchase an aggregate of 247,482 shares of Robcor Common Stock.  Dr. Welsh’s right to exercise any outstanding stock options will terminate twelve months after March 30, 2007 on March 29, 2008, which represents a nine-month extension of the time period provided in the Incentive Stock Option Agreement, dated January 3, 2006, between Redpoint and Dr. Welsh.

(2)                                  Dr. Atwal passed away on December 29, 2006.

The share numbers reflected in the above outstanding equity awards table give effect to the Reverse Merger.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.  Prior to the Reverse Merger, Redpoint maintained the Linguagen Corp. 2003 Stock Incentive Plan, which we refer to as the “2003 Stock Plan”.  On March 12, 2007, Robcor’s board of directors and stockholders approved and adopted the Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan, which we refer to as the “2007 Plan”.  In connection with the adoption of the 2007 Plan, the 2003 Stock Plan merged with and into the 2007 Plan and no additional grants may be made thereafter under the 2003 Stock Plan.  Outstanding grants under the 2003 Stock Plan will continue in effect in accordance with their terms as in effect before March 12, 2007 (subject to such amendments as the Committee determines, consistent with the 2003 Stock Plan, as applicable), and the shares with respect to outstanding grants under the 2003 Stock Plan will be issued or transferred under the 2007 Plan.  Upon the close of the Reverse Merger, the Company adopted and assumed Redpoint’s 2007 Plan.

Number of
	Number of		Securities
	Securities	Weighted	Available for
	to be Issued	Average	Future
	Upon	Exercise	Issuance Under
	Exercise of	Price of	Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options	Options	Plans

Equity compensation plans that have been approved by security holders(1)	9,194,875	$0.45	8,449,392

Equity compensation plans not approved by security holders	—		—

Total	9,194,875		8,449,392

(1)             Consists of the 2007 Plan.

Employment Contracts, Termination of Employment and Change of Control Arrangements

Robcor’s wholly-owned subsidiary, Redpoint, has employment agreements with certain key executives, providing for base salaries plus performance incentive bonuses.

Dr. F. Raymond Salemme is currently employed by Redpoint as Chief Executive Officer pursuant to an employment agreement dated June 1, 2004.  Such employment agreement provides for a monthly base salary. Dr. Salemme’s current monthly salary is $27,500, or $330,000 on an annual basis.  Pursuant to his employment agreement, Dr. Salemme is also eligible for certain other benefits paid for by Redpoint, including, among other things, annual bonuses, long-term incentive compensation and health care insurance coverage.  Dr. Salemme’s employment is “at will” and not for any specified period of time.  Pursuant to the terms of the employment agreement, if Redpoint terminates his employment without cause or if he terminates his employment for good reason, Dr. Salemme is entitled to receive his monthly salary, benefits and the vesting of stock options for 12 months.  If Redpoint terminates his employment for cause, Dr. Salemme is not entitled to any subsequent payments.

Scott Horvitz is currently employed by Redpoint as Chief Financial Officer pursuant to an employment agreement dated June 28, 2004.  Such employment agreement provides for a monthly base salary.  Mr. Horvitz’s current monthly salary is $19,749, or $236,994 on an annual basis.  Pursuant to his employment agreement, Mr. Horvitz is also eligible for certain other benefits paid for by Redpoint, including, among other things, annual bonuses, long-term incentive compensation and health care insurance coverage.  Mr. Horvitz’s employment is “at will” and not for any specified period of time.  Pursuant to the terms of the employment agreement, if Redpoint terminates his employment without cause, Mr. Horvitz is entitled to receive his monthly salary, benefits and the vesting of stock options for 12 months.  If Redpoint terminates his employment for cause, Mr. Horvitz is not entitled to any subsequent payments.

Compensation of Directors

Prior to the close of the Reverse Merger and Offering, the management and oversight of the Company required less than four hours per month.  As the Company’s directors were engaged in other full-time income producing activities, they did not receive any compensation from the Company, including director compensation.  However, as a result of the Reverse Merger, new management anticipates that it will pay compensation to its director(s) in the near future.  During the fiscal year ended December 31, 2006, Redpoint paid $11,250 to Joseph Mollica, Ph.D., as director compensation.

Change in
Pension
Value and
	Fees				Non-Equity	Nonqualified
	Earned				Incentive	Deferred
	or Paid	Stock	Option		Plan	Compensation	All Other
	in Cash	Awards	Awards		Compensation	Earnings	Compensation	Total
Name	($)	($)	($)		($)	($)	($)	($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)
Joseph Mollica	$11,250	—	12,532	*				23,782

*Consists of stock options received by Dr. Mollica during the fiscal year ended December 31, 2006 as a director of Redpoint.  Valuation is based on FAS 123(R).

BOARD OF DIRECTORS’ RECOMMENDATIONS
AND STOCKHOLDER APPROVALS

On April 20, 2007, Robcor’s board of directors considered and unanimously approved the Reincorporation Merger and recommended that the stockholders adopt the Reincorporation Merger and approve each of the actions contemplated therein.  The affirmative consent of the holders of a majority of Robcor’s voting rights was required to approve the Reincorporation Merger and each of the actions contemplated therein. Requisite stockholder approval was obtained by the execution of written consents from the holders of a majority (approximately 61.1%) of the 78,668,675 shares of common stock of Robcor outstanding as of the date of this Information Statement, thus allowing Robcor to take the proposed actions on or about May 3, 2007, absent the holding of a stockholders’ meeting.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of Robcor’s officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

INCORPORATION OF FINANCIAL INFORMATION

Robcor’s financial information, financial statements and Management’s Discussion and Analysis are incorporated by reference to Robcor’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission on February 27, 2007 (Commission File No. 33-126031) and Robcor’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 16, 2007 (Commission File No. 33-126031).  You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

Robcor Properties, Inc.

c/o Redpoint Bio Corporation

7 Graphics Drive

Ewing, New Jersey 08628

(609) 637-9700

WHERE YOU CAN FIND MORE INFORMATION

Robcor is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with this act, Robcor files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Robcor’s SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

INDEX OF EXHIBITS

Exhibit A:	Agreement and Plan of Merger.
Exhibit B:	Second Amended and Restated Certificate of Incorporation of Redpoint Bio Corporation.
Exhibit C:	Amended and Restated By-laws of Redpoint Bio Corporation.
Exhibit D:	Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 3, 2007, between Robcor Properties, Inc., a Florida corporation (“Robcor”), and Redpoint Bio Corporation, a Delaware corporation and wholly-owned subsidiary of Robcor (“Redpoint”).  Robcor and Redpoint are from time to time herein referred to as the “Constituent Corporations”.

RECITALS:

A.            Robcor is a corporation duly organized and existing under the laws of the State of Florida and, on the date hereof, has authority to issue 1,000,000,000 shares of common stock, no par value per share (the “Robcor Common Stock”), 78,668,675 shares of which are issued and outstanding and 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding.

B.            Redpoint is a corporation duly organized and existing under the laws of the State of Delaware and, on the date hereof, has authority to issue 45,000,000 shares of common stock, $.0001 par value per share (the “Redpoint Common Stock”), 1,000 shares of which are issued and outstanding and owned by Robcor, and 5,000,000 shares of preferred stock, $.0001 par value per share, none of which are issued and outstanding.

C.            Each Board of Directors of the respective Constituent Corporations deems it advisable and to the advantage, welfare, and best interests of the Constituent Corporations and their respective stockholders that Robcor be merged with and into Redpoint, pursuant to the provisions of the Florida Business Corporation Act (the “FBCA”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth, for the purpose of (i) changing the jurisdiction of incorporation of Robcor from the State of Florida to the State of Delaware and (ii) changing the name of Robcor to “Redpoint Bio Corporation”.

D.            Each of the Constituent Corporations has, subject to approval by its stockholders, adopted the Plan of Merger embodied in this Agreement.

AGREEMENT

In consideration of the terms hereof, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

ARTICLE I

THE MERGER

1.1     The Merger.  Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Robcor shall be merged with and into Redpoint in accordance with the applicable laws of the States of Florida and Delaware (the “Merger”).  The

separate existence of Robcor shall cease, and Redpoint shall be the surviving corporation (the “Surviving Corporation”) and shall be governed by the laws of the State of Delaware.

1.2     Effective Date.  The Merger shall become effective on the date and at the time of the filing of a Certificate of Merger, in substantially the form annexed hereto as Exhibit A, with the Secretary of State of the State of Delaware, and an Articles of Merger, in substantially the form annexed hereto as Exhibit B, with the Secretary of State of the State of Florida, whichever later occurs (the “Effective Date”), all after satisfaction of the requirements of the applicable laws of such states’ prerequisites to such filings, including, without limitation, the approval of the stockholders of the Constituent Corporations.

1.3     Certificate of Incorporation.  On the Effective Date, the Second Amended and Restated Certificate of Incorporation of Redpoint, in the form annexed hereto as Exhibit C, shall be the Certificate of Incorporation of the Surviving Corporation.

1.4     Bylaws.  On the Effective Date, the Amended and Restated Bylaws of Redpoint, in the form annexed hereto as Exhibit D, shall be the bylaws of the Surviving Corporation.

1.5     Directors and Officers.  The directors and officers of Redpoint immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE II

CONVERSION, CERTIFICATES AND PLANS

2.1     Conversion.  Upon the Effective Date, each of the following transactions shall be deemed to occur simultaneously:

(a)           Robcor Common Stock.  By virtue of the Merger and without any action on the part of any holder thereof, each share of Robcor Common Stock issued and outstanding immediately prior thereto shall be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $.0001 par value per share (the “Survivor Common Stock”).

(b)           Robcor Options.  By virtue of the Merger, each option to purchase shares of Robcor Common Stock, outstanding immediately prior to the Effective Date, shall be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Survivor Common Stock, which is equal to the number of shares of the Robcor Common Stock that the optionee would have received had the optionee exercised such option, as the case may be, in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

(c)           Robcor Warrants.  By virtue of the Merger, each warrant to purchase shares of Robcor Common Stock, outstanding immediately prior to the Effective Date, shall be converted into and become an equivalent warrant to acquire, upon the same terms and conditions, the number of shares of the Survivor Common Stock, which is equal to the number of shares of the Robcor Common Stock that the warrant holder would have received had the warrant holder exercised such warrant, as the case may be, in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such warrant.

2.2     Cancellation of Shares of Redpoint Common Stock Held by Robcor.  Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Redpoint Common Stock outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

2.3     Stock Certificates.  At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of Robcor Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Survivor Common Stock into which such shares of Robcor Common Stock are converted as provided herein.  The registered owner on the books and records of Robcor of any such outstanding stock certificate for Robcor Common Stock shall, until such certificate is surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of the Survivor Common Stock evidenced by such outstanding certificate as provided above.

2.4     Employee Benefit and Compensation Plans.  At the Effective Date, each employee benefit plan, incentive compensation plan and other similar plans to which Robcor is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation.  To the extent any employee benefit plan, incentive compensation plan or other similar plan of Robcor provides for the issuance or purchase of, or otherwise relates to, the Robcor Common Stock, after the Effective Date such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the same class and series of the Survivor Common Stock.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1    Effects of the Merger.  At the Effective Date, the Merger shall have the effects specified in the FBCA, the DGCL and this Agreement.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Date, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Robcor and Redpoint, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in Robcor and Redpoint or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

3.2     Additional Actions.  If, at any time after the Effective Date, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Robcor acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Robcor and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.  The proper officers and directors of the Surviving Corporation are fully authorized in the name of Robcor or otherwise to take any and all such action.

ARTICLE IV

GENERAL

4.1     Dissenter’s Rights of the Stockholders of Redpoint.  Pursuant to Section 607.1104, Florida Statutes, stockholders of the subsidiary in a parent/subsidiary merger, who, except for the applicability of Section 607.1104, Florida Statutes, would be entitled to vote and who dissent from the merger pursuant to Section 607.1321, Florida Statutes, may be entitled, if they comply with the provisions of Chapter 607 of the Florida Statutes regarding appraisal rights of dissenting shareholders, to be paid the fair value of their shares.  Robcor, as the sole stockholder of Redpoint, is aware of its rights under Chapter 607 of the Florida Statutes and expressly waives such rights.

4.2     Abandonment.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Robcor or Redpoint or both, notwithstanding the approval of this Agreement by the stockholders of Robcor or Redpoint.

4.3     Amendment.  At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors of either Robcor or Redpoint or both; provided, however, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the rights of the stockholders of such Constituent Corporation.

4.4     Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware and, to the extent applicable, the merger provisions of the Florida Business Corporation Act.

4.5     Descriptive Headings.  The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

4.6     Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first written above.

ROBCOR PROPERTIES, INC.
By:	/s/ F. Raymond Salemme, Ph.D.
Name:	F. Raymond Salemme, Ph.D.
Title:	Chief Executive Officer and President
REDPOINT BIO CORPORATION
By:	/s/ F. Raymond Salemme, Ph.D.
Name:	F. Raymond Salemme, Ph.D.
Title:	Chief Executive Officer and President

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

EXHIBIT A TO MERGER AGREEMENT

CERTIFICATE OF MERGER (DELAWARE)

CERTIFICATE OF MERGER

MERGING

ROBCOR PROPERTIES, INC.

(a Florida corporation)

WITH AND INTO

REDPOINT BIO CORPORATION

(a Delaware corporation)

Pursuant to Section 252 of the

General Corporation Law of the State of Delaware

Pursuant to the provisions of Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”), the undersigned authorized person on behalf of Redpoint Bio Corporation, a Delaware corporation (the “Surviving Corporation”), that is the surviving entity resulting from the merger (the “Merger”) of Robcor Properties, Inc., a Florida corporation (“Robcor”), with and into the Surviving Corporation, hereby certifies as follows:

FIRST:            The names and jurisdictions of formation and organization of the constituent business entities in the Merger (the “Constituent Corporations”) are:

Name:	Jurisdiction:
Redpoint Bio Corporation	Delaware
Robcor Properties, Inc.	Florida

SECOND:       An Agreement and Plan of Merger dated as of May 3, 2007, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252 of the DGCL.

THIRD:          The name of the business entity surviving the Merger is: Redpoint Bio Corporation.

FOURTH:      The Surviving Corporation will be a Delaware corporation and the Certificate of Incorporation of the Surviving Corporation is amended and restated in its entirety to read as set forth in Exhibit A hereto.

FIFTH:           The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation, the address of which is 7 Graphics Drive, Ewing, New Jersey 08628.

SIXTH:           A copy of the Agreement and Plan of Merger will be furnished, on request and without cost, to any current stockholder or other person holding an interest in either of the Constituent Corporations.

SEVENTH:     The authorized capital stock of Robcor Properties, Inc, a Florida corporation, consists of 1,000,000,000 shares of common stock, no par value per share, and 20,000,000 shares of preferred stock, no par value per share.

EIGHTH:        The Merger shall become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

*              *              *              *              *

IN WITNESS WHEREOF, Redpoint Bio Corporation has caused this Certificate of Merger to be executed by its duly authorized officer this        day of May, 2007.

REDPOINT BIO CORPORATION

By:
Name:	F. Raymond Salemme
Title:	Chief Executive Officer and President

EXHIBIT B TO MERGER AGREEMENT

ARTICLES OF MERGER (FLORIDA)

FLORIDA DEPARTMENT OF STATE

DIVISION OF CORPORATIONS

Attached is a form for filing Articles of Merger pursuant to section 607.1105, Florida Statues, when two or more for profit corporations merge.  This form is basic and may not meet all merger needs.  The advice of an attorney is recommended.

Please complete only one Plan of Merger form or attach your own Plan of Merger.

The document must be typed or printed and must be legible.

Pursuant to section 607.0123, Florida Statutes, a delayed effective date may be specified but may not be later than the 90th day after the date on which the document is filed.

Filing Fee	$35.00 for each merging and $35 for each surviving corporation (includes a letter of acknowledgment)

Certified Copy (optional)	8.75

Send one check in the total amount made payable to the Florida Department of State.

Please include a cover letter containing your telephone number, return address and certification requirements, or complete the attached transmittal letter.

Mailing Address:	Street Address:

Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle Tallahassee, FL 32301

For further information, you may contact the amendment Section at (850) 245-6050

COVER LETTER

TO:	Amendment Section
Division of Corporations

SUBJECT:	Redpoint Bio Corporation
(Name of surviving corporation)

The enclosed Articles of Merger and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Scott M. Horvitz
(Contact Person)

Redpoint Bio Corporation
(Firm/Company)

7 Graphics Drive
(Address)

Ewing, New Jersey 08628
(City/State and Zip Code)

For further information concerning this matter, please call:

Scott M. Horvitz	At	(609) 637-9700
(Name of person)		(Area code & daytime telephone number)

☐  Certified copy (optional) $8.75  (Please send an additional copy of your document if a certified copy is requested)

Street Address:	Mailing Address:
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
Clifton Building	P.O. Box 6327
2661 Executive Center Circle	Tallahassee, FL 32314
Tallahassee, FL 32301

ARTICLES OF MERGER

(Profit Corporations)

The following articles of merger are submitted in accordance with the Florida Business Corporation Act, pursuant to section 607.1105, Florida Statutes.

First:  The name and jurisdiction of the surviving corporation:

Name	Jurisdiction	Document Number
(If known/applicable)

Redpoint Bio Corporation	Delaware

Second:  The name and jurisdiction of each merging corporation:

Name	Jurisdiction	Document Number
(If known/applicable

Robcor Properties, Inc.	Florida	P05000066971

Third:  The Plan of Merger is attached.

Fourth:  The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

Fifth:  The Plan of Merger was adopted by the shareholders of the surviving corporation on May [  ], 2007.

Sixth:  The Plan of Merger was adopted by the shareholders of the merging corporation on May [  ], 2007 by written consent given in accordance with the provisions of §607.0705, Florida Statutes.

Seventh:  SIGNATURES FOR EACH CORPORATION

Name of Corporation	Signature	Typed or Printed Name of Individual & Title

Redpoint Bio Corporation		F. Raymond Salemme, Chief Executive Officer and President

Robcor Properties, Inc.		F. Raymond Salemme, Chief Executive Officer and President

PLAN OF MERGER

(Merger of subsidiary corporation(s))

The following plan of merger is submitted in compliance with section 607.1104, Florida Statutes, and in accordance with the laws of any other applicable jurisdiction of incorporation.

The name and jurisdiction of the parent corporation owning at least 80 percent of the outstanding shares of each class of the subsidiary corporation:

Name	Jurisdiction

Robcor Properties, Inc.	Florida

The name and jurisdiction of each subsidiary corporation:

Name	Jurisdiction

Redpoint Bio Corporation	Delaware

Attached please find a copy of the Agreement and Plan of Merger as approved by the board of directors and shareholders of Robcor Properties, Inc.

The manner and basis of converting the shares of the subsidiary or parent into shares, obligations, or other securities of the parent or any other corporation or, in whole or in part, into cash or other property, and the manner and basis of converting rights to acquire shares of each corporation into rights to acquire shares, obligations, and other securities of the surviving or any other corporation or, in whole or in part, into cash or other property are as follows:

Please see Article II of the attached Agreement and Plan of Merger.

If the merger is between the parent and a subsidiary corporation and the parent is not the surviving corporation, a provision for the pro rata issuance of shares of the subsidiary to the holders of the shares of the parent corporation upon surrender of any certificates is as follows:

Please see Section 2.1 of the attached Agreement and Plan of Merger.

If applicable, shareholders of the subsidiary corporations, who, except for the applicability of section 607.1104, Florida Statutes, would be entitled to vote and who dissent from the merger pursuant to section 607.1321, Florida Statutes, may be entitled, if they comply with the provisions of chapter 607 regarding appraisal rights of dissenting shareholders, to be paid the fair value of their shares.

Please see Section 4.1 of the attached Agreement and Plan of Merger.

EXHIBIT B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

REDPOINT BIO CORPORATION

* * * * * * * * * * * *

Redpoint Bio Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.             The name of the corporation is Redpoint Bio Corporation (the “Corporation”).  The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on August 16, 1995.  An Amended and Restated Certificate was filed on November 10, 2003.  A Certificate of Amendment was filed on September 13, 2004.  A Certificate of Amendment was filed on May 25, 2006.  A Certificate of Amendment was filed on November 29, 2006.  An Amended and Restated Certificate of Incorporation was filed on March 12, 2007.  The Corporation was originally incorporated under the name Linguagen Corp.

2.             Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.             This Certificate of Incorporation shall be effective only upon the effectiveness of the merger of Robcor Properties, Inc., a Florida corporation, with and into the Corporation, with the Corporation continuing as the surviving corporation.

4.             The text of the Certificate of Incorporation, together with all subsequent amendments and restatements, is hereby amended and restated in its entirety to read as follows:

FIRST:                   The name of the corporation is:  Redpoint Bio Corporation

SECOND:              The address of its registered office in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808.  The name of its registered agent at such address is Corporation Service Company.

THIRD:                  The nature of the business or purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:              The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is One Hundred Sixty million (160,000,000) shares comprised of (i) One Hundred Fifty million (150,000,000) shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (ii) Ten million (10,000,000) shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.            COMMON STOCK.

1.             General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2.             Voting.  The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation.  There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

3.             Dividends.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

4.             Liquidation.  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.            PREFERRED STOCK.

1.             Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.  Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

2.             Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware.  Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

3.             The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

FIFTH:                   Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

SIXTH:                  In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-laws.  The affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation’s By-laws.  The Corporation’s By-laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least sixty six and two-thirds percent (662/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors, in addition to any other vote required by this Certificate of Incorporation.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least sixty six and two-thirds percent (662/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

SEVENTH:            Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability.  No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.  If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

EIGHTH:                The Corporation shall provide indemnification as follows:

1.             Actions, Suits and Proceedings Other than by or in the Right of the Corporation.  The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.             Actions or Suits by or in the Right of the Corporation.  The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) that the Court of Chancery of Delaware shall deem proper.

3.             Indemnification for Expenses of Successful Party.  Notwithstanding any other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.  Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

4.             Notification and Defense of Claim.  As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee.  After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4.  Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article.  The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.  The Corporation shall not be required to indemnify Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent.  The Corporation shall not settle any action, suit, proceeding or investigation in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent.  Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

5.             Advance of Expenses.  Subject to the provisions of Section 6 of this Article EIGHTH, in the event of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article; and further provided that no such advancement of expenses shall be made under this Article EIGHTH if it is determined (in the manner described in Section 6) that (i) Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his conduct was unlawful.  Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

6.             Procedure for Indemnification and Advancement.  In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article EIGHTH, an Indemnitee shall submit to the Corporation a written request.  Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section 4 of this Article EIGHTH (and none of the circumstances described in Section 4 of this Article EIGHTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article EIGHTH, as the case may be.  Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be.  Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7.             Remedies.  The right to indemnification or advancement of expenses as granted by this Article shall be enforceable by Indemnitee in any court of competent jurisdiction.  Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article EIGHTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.  In any suit brought by Indemnitee to enforce a right to indemnification, or brought by the Corporation to recover and advancement of expenses pursuant to the terms of an undertaking, the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.  Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.  Notwithstanding the foregoing, in (i) any suit brought by Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Corporation to recover an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, Indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of Delaware.

8.             Limitations.  Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 of this Article EIGHTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article EIGHTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.  Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.

9.             Subsequent Amendment.  No amendment, termination or repeal of this Article EIGHTH or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

10.           Other Rights.  The indemnification and advancement of expenses provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee.  Nothing contained in this Article EIGHTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article EIGHTH.  In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article EIGHTH.

11.           Partial Indemnification.  If an Indemnitee is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

12.           Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

13.           Savings Clause.  If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

14.           Definitions.  Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

NINTH:                  In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.             General Powers of Board.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2.             Number of Directors; Election of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors.  Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

3.             Terms of Office.  Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the Corporation’s annual meeting; provided however, that the term of each director shall continue until the election and qualification of his successor and be subject to his earlier death, resignation or removal.

4.             Quorum.  The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article NINTH shall constitute a quorum.  If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

5.             Action at Meeting.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

6.             Removal.  Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors.

7.             Vacancies.  Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorships in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders.  A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

8.             Stockholder Nominations and Introduction of Business, Etc.  Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

9.             Amendments to Article.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

TENTH:                 Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

ELEVENTH:         Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, but such special meetings may not be called by any other person or persons.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.  Notwithstanding any other provision of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

*              *              *              *              *

IN WITNESS WHEREOF, the Certificate of Incorporation has been signed under the seal of the Corporation this       day of May, 2007.

REDPOINT BIO CORPORATION

By:
Name:	F. Raymond Salemme, Ph.D.
Title:	Chief Executive Officer and President

EXHIBIT C

AMENDED AND RESTATED

BY-LAWS

OF

REDPOINT BIO CORPORATION

May 2007

BY-LAWS

TABLE OF CONTENTS

ARTICLE I	STOCKHOLDERS

1.1	Place of Meetings

1.2	Annual Meeting

1.3	Special Meetings

1.4	Notice of Meetings

1.5	Voting List

1.6	Quorum

1.7	Adjournments

1.8	Voting and Proxies

1.9	Action at Meeting

1.10	Nomination of Directors

1.11	Notice of Business at Annual Meetings

1.12	Conduct of Meetings

1.13	No Action by Consent in Lieu of a Meeting

ARTICLE II	DIRECTORS

2.1	General Powers

2.2	Number, Election and Qualification

2.3	Terms of Office

2.4	Quorum

2.5	Action at Meeting

2.6	Removal

2.7	Vacancies

2.8	Resignation

2.9	Regular Meetings

2.10	Special Meetings

2.11	Notice of Special Meetings

2.12	Meetings by Conference Communications Equipment

2.13	Action by Consent

2.14	Committees

2.15	Compensation of Directors

ARTICLE III	OFFICERS

3.1	Titles

3.2	Election

3.3	Qualification

3.4	Tenure

3.5	Resignation and Removal

3.6	Vacancies

3.7	Chairman of the Board

3.8	Chief Executive Officer

3.9	President

3.10	Vice Presidents

3.11	Secretary and Assistant Secretaries

3.12	Treasurer and Assistant Treasurers

3.13	Salaries

3.14	Delegation of Authority

ARTICLE IV	CAPITAL STOCK

4.1	Issuance of Stock

4.2	Certificates of Stock

4.3	Transfers

4.4	Lost, Stolen or Destroyed Certificates

4.5	Record Date

ARTICLE V	GENERAL PROVISIONS

5.1	Fiscal Year

5.2	Corporate Seal

5.3	Waiver of Notice

5.4	Voting of Securities

5.5	Evidence of Authority

5.6	Certificate of Incorporation

5.7	Severability

5.8	Pronouns

ARTICLE VI	AMENDMENTS

BY LAWS

OF

REDPOINT BIO CORPORATION

ARTICLE I

STOCKHOLDERS

1.1           Place of Meetings.  All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer or, if not so designated, at the principal office of the corporation.

1.2           Annual Meeting.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board or the Chief Executive Officer (which date shall not be a legal holiday in the place where the meeting is to be held).  If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3           Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, but such special meetings may not be called by any other person or persons.  The Board of Directors may postpone or reschedule any previously scheduled special meeting.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4           Notice of Meetings.  Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.  Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given.  The notices of all meetings shall state the place, if any, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting.  The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.  If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

1.5           Voting List.  The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.6           Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these By laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1.7           Adjournments.  Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting.  It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8           Voting and Proxies.  Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation.  Each stockholder of record entitled to vote at a meeting of stockholders, may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote or act for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation.  No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9           Action at Meeting.  When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority in voting power of the shares of stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By Laws.  When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

1.10         Nomination of Directors.

(a)           Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorships or (3) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors.  Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

(b)           To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (4) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (B) as to the stockholder giving the notice (1) such stockholder’s name and address, as they appear on the corporation’s books, (2) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (5) a representation whether the stockholder intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination; and (C) as to the beneficial owner, if any, on whose behalf the nomination is being made (1) such beneficial owner’s name and address, (2) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, (3) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (4) a representation whether the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock requirement to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination.  In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation.  A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10.

(c)           The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall be disregarded.

(d)           Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

(e)           Notwithstanding the foregoing provisions of this Section 1.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.  For purposes of this Section 1.10, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(f)            For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.11         Notice of Business at Annual Meetings.

(a)           At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

(b)           To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting, the text relating to the business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (4) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (6) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such proposal.  Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.  A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.

(c)           The chairman of any meeting shall have the power and duty to determine whether business was properly brought before the meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

(d)           Notwithstanding the foregoing provisions of this Section 1.11, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such business shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the corporation.  For purposes of this Section 1.11, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by the such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(e)           For purposes of this Section 1.11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.12         Conduct of Meetings.

(a)           Chairman of Meeting.  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President (if the President shall be a different individual than the Chief Executive Officer), or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting.  The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b)           Rules, Regulations and Procedures.  The Board of Directors of the corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting.  Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c)           The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed.  If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting.  After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d)           In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof.  One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation.  Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.  The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

1.13         No Action by Consent in Lieu of a Meeting.  Stockholders of the corporation may not take any action by written consent in lieu of a meeting.

ARTICLE II

DIRECTORS

2.1           General Powers.  The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

2.2           Number, Election and Qualification.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors.  Election of directors need not be by written ballot.  Directors need not be stockholders of the corporation.

2.3           Terms of Office.  Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the corporation’s annual meeting; provided however, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

2.4           Quorum.  The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed by the Board of Directors shall constitute a quorum.  If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.5           Action at Meeting.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by the Certificate of Incorporation.

2.6           Removal.  Subject to the rights of holders of any series of Preferred Stock, directors of the corporation may be removed only for cause and only by the affirmative vote of the holders of at least 662/3% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

2.7           Vacancies.  Subject to the rights of holder of any series of Preferred Stock, any vacancy or newly-created directorships on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders.  A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.

2.8           Resignation.  Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer or the Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

2.9           Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination.  A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.10         Special Meetings.  Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.

2.11         Notice of Special Meetings.  Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting.  Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice via reputable overnight courier, telecopy, facsimile, or electronic transmission, or delivering written notice by hand, to such director’s last known business, home or electronic transmission address at least 48 hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting.  A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.12         Meetings by Conference Communications Equipment.  Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.13         Action by Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

2.14         Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it.  Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request.  Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By laws for the Board of Directors.  Except as otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

2.15         Compensation of Directors.  Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine.  No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE III

OFFICERS

3.1           Titles.  The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries.  The Board of Directors may appoint such other officers as it may deem appropriate.

3.2           Election.  The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders.  Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3           Qualification.  Any two or more offices may be held by the same person.

3.4           Tenure.  Except as otherwise provided by law, by the Certificate of Incorporation or by these By laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

3.5           Resignation and Removal.  Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer or the Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6           Vacancies.  The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, Treasurer and Secretary.  Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

3.7           Chairman of the Board.  The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the Corporation.  If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws.  Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

3.8           Chief Executive Officer.  The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors.  The Chief Executive Officer may, but need not, also be the President.

3.9           President.  If the Chief Executive Officer is not also the President, the President shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

3.10         Vice Presidents.  Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.11         Secretary and Assistant Secretaries.  The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary, (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

3.12         Treasurer and Assistant Treasurers.  The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer.  In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer, (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.13         Salaries.  Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

3.14         Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

4.1           Issuance of Stock.  Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

4.2           Certificates of Stock.  Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation unless and until the Board of Directors adopts a resolution permitting shares to be uncertificated consistent with the General Corporation Law of the State of Delaware.  Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the Chief Executive Officer, President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation.  Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

4.3           Transfers.  Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require.  Except as may be otherwise required by law, by the Certificate of Incorporation or by these By laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By laws.

4.4           Lost, Stolen or Destroyed Certificates.  The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

4.5           Record Date.  The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.  Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held.  If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

GENERAL PROVISIONS

5.1           Fiscal Year.  Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

5.2           Corporate Seal.  The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3           Waiver of Notice.  Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By laws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

5.4           Voting of Securities.  Except as the Board of Directors may otherwise designate, the Chief Executive Officer, President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or securityholders of any other entity, the securities of which may be held by this corporation.

5.5           Evidence of Authority.  A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6           Certificate of Incorporation.  All references in these By laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7           Severability.  Any determination that any provision of these By laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By laws.

5.8           Pronouns.  All pronouns used in these By laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VI

AMENDMENTS

These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

EXHIBIT D

REDPOINT BIO CORPORATION

AMENDED AND RESTATED

2007 OMNIBUS EQUITY COMPENSATION PLAN

REDPOINT BIO CORPORATION

AMENDED AND RESTATED 2007 OMNIBUS EQUITY COMPENSATION PLAN

Effective as of the Effective Date (as set forth in Section 18(e)), the Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan (the “Plan”) is hereby established as a successor to the Linguagen Corp. 2003 Stock Incentive Plan (the “2003 Stock Plan”).  The 2003 Stock Plan is hereby merged with and into this Plan effective as of the Effective Date, and no additional grants shall be made thereafter under the 2003 Stock Plan.  Outstanding grants under the 2003 Stock Plan shall continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (as defined below) determines, consistent with the 2003 Stock Plan, as applicable), and the shares with respect to outstanding grants under the 2003 Stock Plan shall be issued or transferred under this Plan.

The purpose of the Plan is to provide (i) employees of Redpoint Bio Corporation, f/k/a Linguagen Corp., (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Section 1.              Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)           “Board” shall mean the Board of Directors of the Company.

(b)           “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, confidentiality or invention assignment agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c)           “Change of Control” shall be deemed to have occurred if:

(i)            Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange

Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii)           The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)           “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan.

(f)            “Company” shall mean Redpoint Bio Corporation (f/k/a Linguagen Corp.) and shall include its successors.

(g)           “Company Stock” shall mean common stock of the Company.

(h)           “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee or as otherwise determined by the Committee.

(i)            “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share fair market value (as determined by the Committee) of any dividend paid on its outstanding Company Stock in consideration other than cash.

(j)            “Employee” shall mean an employee of the Company or a subsidiary of the Company.

(k)           “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be both an Employee, Key Advisor and member of the Board).

(l)            “Employer” shall mean the Company and each of its subsidiaries.

(m)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)           “Exercise Price” shall mean the purchase price of Company Stock subject to an Option.

(o)           “Fair Market Value” shall mean:

(i)            If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange or Nasdaq, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange or on Nasdaq, the last reported sale price of a share of Company Stock on the relevant date, as reported by the OTC Bulletin Board or, if shares are not reported on the OTC Bulletin Board, as determined by the Committee through any reasonable valuation method authorized under the Code.

(ii)           If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(p)           “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

(q)           “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(r)            “Grantee” shall mean an Employee, Key Advisor or Non-Employee Director who receives a Grant under the Plan.

(s)           “Incentive Stock Option” shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

(t)            “Key Advisor” shall mean a consultant or advisor of an Employer.

(u)           “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(v)           “Nonqualified Stock Option” shall mean an option to purchase Company Stock that is not intended to meet the requirements of section 422 of the Code.

(w)          “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted under the Plan.

(x)            “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

(y)           “SAR” shall mean a stock appreciation right with respect to a share of Company Stock.

(z)            “Stock Award” shall mean an award of Company Stock, with or without restrictions.

(aa)         “Stock Unit” shall mean a unit that represents a hypothetical share of Company Stock.

Section 2.              Administration

(a)           Committee.  The Plan shall be administered and interpreted by the Board or by a Committee appointed by the Board.  The Committee, if applicable, should consist of two or more persons who are “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act.  The Board shall approve and administer all grants made to Non-Employee Directors.  The Committee may delegate authority to one or more subcommittees, as it deems appropriate.  To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee.  In the absence of a specific designation by the Board to the contrary, the Plan shall be administered by the Committee of the Board or any successor Board committee performing substantially the same functions.

(b)           Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c)           Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 3.              Grants

Awards under the Plan may consist of grants of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10.  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument.  All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of the Plan need not be uniform as among the Grantees.  Grants made prior to the registration of the Company Stock under section 12(g) of the Exchange Act shall be subject to the provisions set forth in Appendix A.

Section 4.              Shares Subject to the Plan

(a)           Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan is 17,644,267.  This number includes the number of shares available for issuance under the 2003 Stock Plan as of the effective date of the Plan.

Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent Options or SARs granted under the Plan (including options outstanding under the 2003 Stock Plan) terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards (including stock awards outstanding under the 2003 Stock Plan), Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan.  Shares of Company Stock surrendered in payment of the Exercise Price of an Option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations with respect to Grants under the Plan shall again be available for issuance or transfer under the Plan.

(b)           Individual Limits.  All Grants under the Plan shall be expressed in shares of Stock.  The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below.

(c)           Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, spinoff, stock split, or reverse stock split or by reason of a combination, reorganization, recapitalization or reclassification affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan and outstanding Grants, and the price per share of outstanding Grants shall be equitably adjusted by the Committee, as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, the Committee shall have discretion to make the foregoing equitable adjustments in any circumstances in which an adjustment is not mandated by this subsection (b) or applicable law, including in the event of a Change of Control.  Any adjustments to outstanding Grants shall be consistent with section 409A or 422 of the Code, to the extent applicable.  Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5.              Eligibility for Participation

(a)           Eligible Persons.  All Employees (including, for all purposes of the Plan, an Employee who is a member of the Board) and Non-Employee Directors shall be eligible to participate in the Plan.  Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)           Selection of Grantees.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

Section 6.              Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Options:

(a)           Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)           Type of Option and Price.

(i)            The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code.

Nonqualified Stock Options may be granted to Employees, Key Advisors and Non-Employee Directors.

(ii)           The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c)           Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(d)           Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e)           Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)            Termination of Employment, Disability or Death.  Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor or member of the Board.

(i)            In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)           In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)          In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)          If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(g)           Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h)           Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code) of the Company.

Section 7.              Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Key Advisor or Non-Employee Director under a Stock Award, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Stock Awards:

(a)           General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals.  The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)           Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)           Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)           Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15(a) below.  Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.  Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)           Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f)            Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee.  The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.              Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Key Advisor or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate.  The following provisions are applicable to Stock Units:

(a)           Crediting of Units.  Each Stock Unit shall represent the right of the Grantee to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met.  All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)           Terms of Stock Units.  The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances.  Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee.  The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)           Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)           Payment With Respect to Stock Units.  Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9.              Stock Appreciation Rights

The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option.  The following provisions are applicable to SARs:

(a)           General Requirements.  The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option (for all or a portion of the applicable Option).  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option.  The Committee shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(b)           Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)           Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 6(e) above.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)           Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)           Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)            Form of Payment.  The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.            Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Key Advisor or Non-Employee Director, on such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11.            Dividend Equivalents

The Committee may grant Dividend Equivalents in connection Stock Units or Other Stock-Based Awards.  Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 12.            Qualified Performance-Based Compensation

The Committee may determine that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code.  The following provisions shall apply to Grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

(a)           Performance Goals.  When Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code.

(b)           Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.  The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(c)           Announcement of Grants.  The Committee shall certify and announce the results for each performance period to all Grantees after the announcement of the Company’s financial results for the performance period.  If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents for the performance period shall be forfeited or shall not be made, as applicable.  If Dividend Equivalents are granted as “qualified performance-based compensation” under section 162(m) of the Code, a Grantee may not accrue more than $1,000,000 of such Dividend Equivalents during any calendar year.

(d)           Death, Disability or Other Circumstances.  The Committee may provide that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 13.            Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Stock Units or Other Stock-Based Awards.  If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals.  The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 14.            Withholding of Taxes

(a)           Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)           Election to Withhold Shares.  If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 15.            Transferability of Grants

(a)           Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)           Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.            Consequences of a Change of Control

(a)           Notice and Acceleration.  Unless the Committee determines otherwise, effective upon the date of the Change of Control, (i) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (iii) all Stock Units, Other Stock-Based Awards and Dividend Equivalents shall become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine.

(b)           Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

Section 17.            Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.            Amendment and Termination of the Plan

(a)           Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)           Stockholder Re-Approval Requirement.  If Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if required by section 162(m) of the Code or the regulations thereunder.

(c)           Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d)           Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(f) below.  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(e)           Effective Date of the Plan.  The Plan was effective as of March 12, 2007.  The Plan was amended and restated (reflecting the increase in shares reserved from 13,511,562 to 17,644,267) on April 30, 2007, subject to stockholder approval of such increase.

Section 19.            Miscellaneous

(a)           Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan.  The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation.  Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Grantee the same economic value as the prior options or rights.

(b)           Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c)           Funding of the Plan.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d)           Rights of Grantees.  Nothing in the Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e)           No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)            Compliance with Law.  The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply.  The

Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

(g)           Employees Subject to Taxation Outside the United States.  With respect to Grantees who are believed by the Committee to be subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions, consistent with the Plan, as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)           Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Appendix A

Redpoint Bio Corporation 2007 Omnibus Equity Compensation Plan

For purposes of the Plan, grants made prior to the initial registration of the Company Stock under section 12(g) of the Exchange Act (a “Public Offering”) shall be subject to the provisions set forth in this Appendix A:

Section 1.              Right of First Refusal; Repurchase Right

(a)           Offer.  Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Company Stock, (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and (v) a written copy of the proposed offer.  Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.

(b)           Sale.  In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period.  If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c)           Assignment of Rights.  The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 1 of Appendix A.  If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining stockholders of the Company in the same proportion that each stockholder’s stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board.  To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

(d)           Purchase by the Company.  Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Employer, the Company shall have the right to purchase all or part of any Company Stock distributed to the Grantee under this Plan at its then current Fair Market Value (as defined in Section 1(o) of the Plan) or at such other price as may be established in the Grant Instrument; provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e)           Public Offering.  On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 1 of Appendix A.  The requirements of this Section 1 of Appendix A shall lapse and cease to be effective upon a Public Offering.

(f)            Stockholder’s Agreement.  Notwithstanding the provisions of this Section 1 of Appendix A, if the Committee requires that a Grantee execute a stockholder’s agreement with respect to any Company Stock distributed pursuant to this Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 1 of Appendix A shall not apply to such Company Stock, unless the Committee determines otherwise.

Section 2.              Lock-Up Period.

If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement filed by the Company for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.